As filed with the Securities and Exchange Commission on October 18, 2023,

Securities Act File No. 333-271760

1940 Act File No. 811-23873

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933
☒	Pre-Effective Amendment 1
☐	Post-Effective Amendment __

☒	REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 1

Equi Multi-Strategy Fund

(Exact Name of Registrant as Specified in Charter)

8911 North Capital of Texas Highway, Suite 4200-054, Austin, TX 78759

(Address of Principal Executive Offices)

310-922-8955

(Registrant’s Telephone Number)

Corporation Trust Center

1209 Orange Street

Wilmington, New Castle County, Delaware 19801

(Name and Address of Agent for Service)

Copies to:

Terrence O. Davis

Greenberg Traurig, LLP

3333 Piedmont Road, NE, Suite 2500

Atlanta, GA 30305

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

☒ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to Section 8(c) of the Securities Act

The following boxes should only be included and completed if the registrant is making this filing in accordance with Rule 486 under the Securities Act.

☐ immediately upon filing pursuant to paragraph (b)

☐ on ______ pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)

☐ on (date) pursuant to paragraph (a)

If appropriate, check the following box:

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐ If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS

SUBJECT TO COMPLETION DATED [ ]

Equi Multi-Strategy Fund

Class I Shares ([Ticker]) of Beneficial Interest

Equi Multi-Strategy Fund (the “Fund”) is a continuously offered, non- diversified, closed-end management investment company.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing.  You are advised to read this prospectus carefully and to retain it for future reference.  Additional information about the Fund, including the Fund’s Statement of Additional Information (“SAI”) dated [ ], has been filed with the Securities and Exchange Commission (“SEC”).  The SAI is available upon request and without charge by writing the Fund at c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 541150, Omaha, Nebraska 68154 or Via Overnight Mail: 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, or by calling toll-free [Administrator Phone Number]. The table of contents of the SAI appears on page [ ] of this prospectus.  You may request the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling [Administrator Phone Number] or by visiting [Fund Website]. The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC’s website at http://www.sec.gov.

Investment Objective. The Fund’s investment objective is to seek attractive long-term capital appreciation while seeking a low correlation to broader equity markets .

Summary of Investment Strategy. The Fund seeks to achieve its investment objective by investing in a portfolio of professionally managed affiliated and unaffiliated hedge funds and separate accounts (the “ Portfolio Funds ”) that, in the view of the Adviser, may not have been readily accessible to certain investors in the past . These Portfolio Funds will be managed by professional third-party managers that typically have less than $2 billion in assets under management and are determined to be top performers based on the Adviser’s quantitative and qualitative screening process or by the Adviser (the “Investment Managers”). The Portfolio Funds may be U.S. and non-U.S. (including emerging markets) organized funds. The Portfolio Funds typically do not accept subscriptions below certain minimums. By targeting more niche Investment Managers and using proprietary and third-party software, data analysis, artificial intelligence, and mathematical and statistical analysis , the Adviser seeks to provide differentiated sourcing and selection of the Portfolio Funds. The Adviser uses a quantitative and qualitative screening process for sourcing, selecting, and allocating to the Investment Managers. The Adviser combines this approach with an active risk management framework, which includes a hedging overlay, to provide shareholders in the Fund with access to a varied portfolio of niche, specialized alternative investment strategies whose performance is relatively uncorrelated with the performance of the broader equity markets. The Fund holds liquid assets and holds such liquid assets to the extent required for liquidity management and compliance with the Investment Company Act. The Adviser actively manages cash and liquid assets and takes anticipated cash flows into account, such as new subscriptions, the tender of Shares by investors, and distributions made to investors, if any.

The staff of the SEC generally has required registered funds of hedge funds (such as the Fund) to be sold only to investors that meet the definition of “accredited investor” in Regulation D under the

Securities Act. Accordingly, the Fund currently intends to limit the sale of its shares in this manner. If the SEC or its staff modifies this eligibility limitation, the Fund may elect to offer its shares more broadly to the public or, conversely, impose stricter eligibility requirements. The Fund also reserves the right to place additional limitations on investor eligibility in the discretion of the Board of Trustees .

Risks. Investing in the Fund involves a high degree of risk. In particular:

●	The Fund is suitable only for investors who can bear the risks associated with the limited liquidity, if any, of the Fund and should be viewed as a long-term investment.

•	The Fund will ordinarily accrue and pay distributions from its net investment income, if any, once a year, however, the amount of distributions that the Fund may pay, if any, is uncertain.

●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund's performance, such as a return of capital.

●       The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time or traded in other markets, shares will be subject to substantial restrictions on transfer, and shareholders may be unable to sell their shares for prolonged periods of time. No secondary market is expected to develop for the Fund’s shares.

●       Although the Fund intends to offer to repurchase shares periodically, the frequency of such repurchase offers and the number of shares offered to be repurchased will be at the sole discretion of the Board of Trustees.

●	Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the possible loss of the principal amount invested and the risks associated with leverage. See “Risk Factors – Leveraging Risks ” below in this prospectus.

The Adviser. The Fund’s investment adviser is Equilibrium Ventures, LLC (the “Adviser”), a registered investment adviser under the Advisers Act of 1940, as amended (the “Advisers Act”).

Securities Offered. The Fund engages in a continuous offering of shares of beneficial interest of the Fund on a monthly basis. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its distributor, under the terms of this prospectus, unlimited shares of beneficial interest, at net asset value from which any applicable sales load will be deducted. The initial net asset value is $[ ] per share for Class I shares. The minimum initial investment for Class I shares is $1,000,000 and the minimum subsequent investment is $5,000. The Fund reserves the right to waive the investment minimum to a minimum of $25,000. The Fund’s shares are offered through [ distributor] (the “Distributor”), as the distributor , and through the [Equi App], which is operated by the Adviser . In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but it will use its best efforts to solicit orders for the sale of the shares.  Monies received will be invested promptly and no arrangements have been made to place such monies in an escrow, trust or similar account. During the continuous offering, on a monthly basis, shares will be sold at the net asset value of the Fund next determined. See “Plan of Distribution.”

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Offering Price	Sales Load	Proceeds to the Fund
Current NAV plus sales load	None	$ amount invested at current NAV

Investment Adviser

Equilibrium Ventures, LLC (the “Adviser”)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

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PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information, particularly the information set forth under the heading “Risk Factors.”

The Fund

Equi Multi-Strategy Fund is a continuously offered, non- diversified, closed-end management investment company.  See “The Fund.” The Fund is operated as a fund-of- hedge funds. The Fund sells shares of beneficial interest (the “shares”) to certain eligible individual and institutional investors. The Fund has registered under the Investment Company Act and has registered its shares under the Securities Act of 1933, as amended (the “Securities Act”).

Investment Objective and Policies

The Fund’s investment objective is to seek attractive long-term capital appreciation while seeking a relatively low correlation to the broader equity markets .

The Fund seeks to achieve its investment objective by investing in a portfolio of underlying investments that are professionally managed affiliated and unaffiliated hedge funds and separate accounts (the “Portfolio Funds ”) that, in the view of the Adviser, may not have been readily accessible to certain investors in the past . These Portfolio Funds will be managed by professional third-party managers that typically have less than $2 billion in assets under management and are determined to be top performers based on the Adviser’s quantitative and qualitative screening process or by the Adviser (the “Investment Managers”). The Portfolio Funds may be U.S. and non-U.S. (including emerging markets) organized funds. The Portfolio Funds typically do not accept subscriptions below certain minimums. By targeting more niche Investment Managers and using proprietary and third-party computer algorithms, sophisticated data analysis, artificial technology and mathematical and statistical analysis , the Adviser seeks to provide differentiated sourcing and selection of the Portfolio Funds. The Adviser uses a quantitative and qualitative screening process for sourcing, selecting, and allocating to both affiliated and unaffiliated Portfolio Funds. The Adviser combines this approach with an active risk management framework, which includes a hedging overlay, to provide shareholders in the Fund with access to a varied portfolio of niche, specialized alternative investment strategies. The Fund seeks to have performance that is relatively uncorrelated with the performance of the broader equity market.

The Fund typically seeks to invest in 10-15 Portfolio Funds. The Fund seeks to identify smaller, unique Investment Managers that are hard to find and that have outperformed their larger competitors over time. The Fund seeks to provide varied exposure to a wide range of asset classes and strategies using a multi-manager approach combined with risk management. The Adviser will not allocate more than 15% (measured at the time of investment) of the Fund’s assets to affiliated Portfolio Funds. The Fund seeks to have performance that is uncorrelated with the performance of the broader equity market and to avoid significant drawdowns (how much an investment is down from the peak before it recovers back to the peak) while still capturing gains in order to outperform the broader equity markets over the longer term. The Fund combines externally and internally managed strategies , creating a more nimble portfolio that can adjust to short-term market movements while remaining positioned for long-term growth.

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The Adviser uses a quantitative and qualitative screening process for sourcing, selecting, and allocating to both affiliated and unaffiliated Portfolio Funds. The Adviser combines this approach with an active risk management framework to provide shareholders in the Fund with access to a multi-strategy portfolio of niche, specialized investment strategies. The portfolio manager rebalance s the Fund on at least a monthly basis using the same methodology used to select the portfolio.

To maximize the portfolio’s return potential and minimize downside risk, the Adviser will manage a hedging overlay , which seeks to allow the investment team to reduce risk due to short-term market conditions, while remaining invested in those strategies well-positioned to outperform over the long run. The hedging overlay will use primarily futures, options, and ETFs to hedge the exposures of the Portfolio Funds in the portfolio. The Adviser implements the hedging overlay by selectively picking the exposures to hedge at any given time when its market research suggests periods of increased risk for that asset type. The securities used for the hedging overlay are selected based on which the Adviser believes are the most efficient in that they offer the best hedge against the exposure they seek to offset at the lowest available price.

The Portfolio Funds will typically (but not exclusively) be sourced from a combination of the following asset classes and investment vehicles:

●       Private credit investments (including below investment grade investments and may be of any maturity or duration);

●       Investments in certain hedge funds and programs sponsored by commodity trading advisors, in each case selected by the Adviser;

●       U.S. public equity markets; and

●       Related hedge overlay on the asset classes discussed above.

The Fund’s investments in Portfolio Funds may constitute all or a substantial portion of the Fund’s holdings at any given point in time. The Fund’s investments may be focused on private Portfolio Funds (i.e., Portfolio Funds that would be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the Investment Company Act). These investment strategies generally, but not always, allow Investment Managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets and are referred to as “alternative” strategies. Because the Portfolio Funds follow alternative investment strategies (whether hedged or not) are often described as “hedge funds,” the investment program of the Fund can be referred to as a fund of hedge funds. The hedge funds in which the Fund invests may provide exposure to one or more instruments, including but not limited to equities, debt, structured products, derivatives, real estate and other alternative assets. These Portfolio Funds in which the Fund invests are not subject to the Fund’s investment restrictions and, unless registered under the Investment Company Act, are generally not subject to any investment limitations under the Investment Company Act other than those applicable to private funds.

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By investing in the Fund, the Adviser expects that shareholders may realize (either directly or indirectly) the following potential benefits:

●       Access to differentiated investment strategies: The Adviser has invested in technology and data, accumulating data on more than 12 ,000 private funds and investment managers. The Adviser utilizes its database to perform quantitative and qualitative analysis on the “long tail” of private fund managers (or managers with less than $2 billion in assets under management). This analysis leads to the discovery of funds and strategies that often go overlooked by large institutional investors.

●       Equi hedge overlay: The Adviser’s personnel actively monitor each strategy and hedge the portfolio to minimize the risk that the fund experiences negative performance and reduce volatility .

●       Negotiated fee reductions: In order to seek lower fund of funds expenses, the Adviser attempts to negotiate fee discounts with Investment Managers in order to reduce overall Fund expenses.

●       Rebalancing: The Adviser continually monitors investment composition to maintain target diversification and correlation levels and will increase or decrease investments to maintain a well-balanced portfolio.

●       Increased diversification of investors’ portfolios: The Fund offers exposure to a broad variety of non-traditional investment strategies. The Adviser believes that each category of Portfolio Funds has the potential to generate positive returns on a reasonably consistent basis over time. By including investments in non-traditional assets, investors may reduce the risk of poor performance in traditional asset classes (equities and fixed income).

●       Lower correlation to equity markets. The Adviser believes that through the varied portfolio of Portfolio Funds that investors are likely to achieve long-term positive returns with less volatility than would be expected from a direct investment in equity markets.

The Fund holds liquid assets to the extent required for liquidity management and compliance with the Investment Company Act. The Adviser actively manages cash and liquid assets and takes anticipated cash flows into account, such as new subscriptions, the tender of Shares by investors and distributions made to investors, if any. The Fund invests opportunistically, so the Fund may hold large positions in cash and cash equivalents when adverse market conditions are present or when investments that the Adviser believes are suitable are not available.

The Adviser intends to invest the assets of the Fund in Portfolio Funds that employ a variety of alternative investment strategies. How much the Fund may invest in any of these strategies through the Portfolio Funds it selects for the Fund’s portfolio will vary from time to time depending on market conditions and availability of suitable Portfolio Funds. For examples of the primary investment strategies that might be followed by the Portfolio Funds that the Adviser intends to consider with respect to the Fund, see “Investment Objectives, Policies, and Strategies” below.

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Investment Adviser

Equilibrium Ventures, LLC (the “Adviser”) a Texas limited liability company with its principal office located in Austin, Texas, is the Fund’s investment adviser and has been operating since 2020. Towards Equilibrium Inc., a Delaware corporation, is the owner of the Adviser. Tory Reiss is the CEO of Towards Equilibrium Inc.

Fees and Expenses

The Adviser is entitled to receive a monthly fee at the annual rate of 1.50% of the Fund’s monthly net assets.  The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering and organizational expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 2.75%% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed (including offering and organizational expenses), subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain until [ ], unless and until the Board approves its modification or termination. The Fund does not anticipate that the Fund’s Board of Trustees will terminate the Expense Limitation Agreement during this period.  The Expense Limitation Agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to the Adviser.  After one year from the effective date of the registration statement, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.  See “Management of the Fund.”

Administrator and Accounting Agent	Ultimus Fund Solutions, LLC, (“Administrator”) serves as the Fund’s Administrator and Accounting Agent. See “Management of the Fund.”
Transfer Agent	Ultimus Fund Solutions, LLC serves as the Fund’s Transfer Agent. See “Management of the Fund.”
Distribution Fees	Class I Shares are not subject to a Distribution Fee. See “Plan of Distribution.”
Closed-End Fund Structure

Closed-end funds differ from mutual funds in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange.  Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange.  Instead, the Fund will provide limited liquidity to shareholders by offering to repurchase a limited amount of the Fund’s shares (at least 5%) quarterly, which is discussed in more detail below.  The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to the continuous out-flows.

Share Classes	The Fund offers Class I shares. Investors seeking to purchases shares of the Fund must complete a subscription agreement confirming their eligibility for investment in the Fund.
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Investor Suitability and Eligibility

An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

The staff of the SEC generally has required registered funds of hedge funds (such as the Fund) to be sold only to investors that meet the definition of “accredited investor” in Regulation D under the Securities Act. Accordingly, the Fund currently intends to limit the sale of its shares in this manner. If the SEC or its staff modifies this eligibility limitation, the Fund may elect to offer its shares more broadly to the public or, conversely, impose stricter eligibility requirements. The Fund also reserves the right to place additional limitations on investor eligibility in the discretion of the Board of Trustees.

Investors eligible to subscribe for shares of the Fund (referred to in this prospectus as “Eligible Investors”) are investors who are “accredited investors” as defined in Regulation D (generally, individuals having an individual income in excess of $200,000 in each of the two most recent years or a joint income with that person’s spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million (exclusive of their primary residence); or entities not formed for the specific purpose of acquiring the securities offered having total assets of at least $5 million or entities all of whose beneficial owners are themselves accredited investors). Existing shareholders subscribing for additional shares must be Eligible Investors at the time of each additional subscription. The qualifications necessary for an investor to be an Eligible Investor are described in more detail in Appendix A to this prospectus.

Redemptions and Repurchases of Shares by the Fund

As a closed-end management investment company, the Fund differs from open-end management investment companies (e.g., mutual funds) in that investors in a closed-end fund, such as the Fund, do not have the right to redeem their shares. No public market for shares exists, and none is likely to develop in the future. Shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Fund.

The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board of Trustees may determine in its sole discretion. Each repurchase offer will generally be limited to an amount equal to or less than 15% of the outstanding shares of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board of Trustees will consider the recommendations of the Adviser as to the size and timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that it will recommend to the Board of Trustees that the Fund offer to repurchase shares from shareholders quarterly.

If the Board of Trustees elects to offer to repurchase shares, the Fund will provide notice of the repurchase offer that explains the terms and conditions of the repurchase (the “offer”). The Fund will provide the offer either by mailing such offer to the shareholder’s address of record on the books of the Transfer Agent or by publishing the offer in a newspaper with a

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national circulation. The offer will be provided at least 20 business days prior to the final date on which the shareholder must notify the Fund that the shareholder has elected to tender shares to the Fund (a “notice date”).

To the extent that shareholders tender shares that in the aggregate exceed the percentage of the Fund’s outstanding shares specified for repurchase in that repurchase offer, the Fund may repurchase shares tendered by each tendering shareholder in the same proportion that the percentage of the Fund’s outstanding shares specified in the repurchase offer bears to the total shares tendered. For example, if the Fund makes an offer to repurchase up to 5% of its outstanding shares and receives tenders for 10% of its outstanding shares in the aggregate, the Fund may repurchase from each tendering shareholder 50% of the shares tendered by that shareholder.

If you tender shares and the Fund repurchases the shares within 365 days (approximately 12 months) following the purchase date, you will generally pay a 2.00% early repurchase fee. Shares held for more than 365 days are not subject to any repurchase fee. The early repurchase fee will be based on the value of the shares redeemed. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The Fund will not charge an early repurchase fee on shares acquired through the Fund’s dividend reinvestment plan. In addition, the Fund may waive an early repurchase fee otherwise payable by a shareholder in circumstances where the Board determines that doing so is in the best interests of the Fund. See “Share Repurchases – Early Repurchase Fee” below for additional detail.

The Board of Trustees may, pursuant to its discretion, decide to limit, modify, postpone or suspend repurchase offers, including to prevent forced liquidations of illiquid holdings in adverse market conditions. If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Trustees may seek to implement new procedures reasonably designed to provide shareholders with substantially the same liquidity for shares as would be available under the procedures described above.

Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of shares also may result in the Fund incurring redemption, withdrawal or similar fees charged by one or more Portfolio Funds. The Adviser intends to take measures, subject to such policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

The Declaration of Trust grants the Board of Trustees the authority to repurchase the shares, or any portion of them, of a shareholder or any person acquiring shares from or through a shareholder, without consent or other action by the shareholder or other person. The Fund’s ability to repurchase its shares may be limited by the Investment Company Act.

Summary of Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should carefully consider the following risks that you assume when you invest in the Fund’s shares.  See “Risk Factors.”

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Risks Related to an Investment in the Fund

Minimal Capitalization Risk. The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements. Further, if the Fund is unable to raise sufficient capital, shareholders may bear higher expenses due to a lack of economies of scale.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the Fund’s assets among the various asset types in which the Fund invests . There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.   The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Liquidity Risk. The Fund is a closed-end investment company structured as a “tender offer fund” and designed for long-term investors.  Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.  The Fund’s investments are also subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Non-Diversification Risk. The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Management Risk. The net asset value of the Fund changes monthly based on the performance of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

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Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Opportunistic Investing Risk. There are risks associated with the Fund’s opportunistic investment strategy. The Fund is expected to be disciplined with its opportunistic investing, and, as a result, may miss out on opportunities that have a reasonable risk/reward trade off. In addition, in periods of overall rising market levels (whether those rises are the result of speculative bubbles or the confirmation of underlying fundamentals), the Fund may not fully participate in market gains when it is heavily invested in cash and cash Equivalents. In such periods, funds that are fully invested in other types of securities will likely provide superior returns.

Correlation Risk. The Fund seeks to produce returns that are less correlated to the performance of the equity markets. The Fund’s allocation strategy subjects it to the risk that the Fund’s performance will be less than that of the equity markets. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Repurchase Policy Risks. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The Fund is not required to maintain any set level of liquidity. Therefore , payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover . To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Distribution Policy Risk. The Fund's distribution policy is to make annual distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Risks Related to the Fund’s Investments in Portfolio Funds

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Private Investment Fund Risk. The Fund may invest in private investment funds, including “hedge funds,” which pursue alternative investment strategies. The Fund may invest in U.S. and non-U.S. private investment funds. Certain investment instruments and techniques that a private fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a private fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more private funds. A shareholder will also bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, interests in a private fund may also be illiquid.

Valuation of Private Investments. While the valuation of the Fund’s publicly traded securities is more readily ascertainable, the Fund’s ownership interests in private investments are not publicly traded and the Fund will use a third-party pricing service to provide pricing information for private investments.   The Portfolio Funds are not publicly traded and the Fund may consider information provided by the institutional asset manager of each respective Portfolio Fund to determine the estimated value of the Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the estimated value of the Fund’s investment in Portfolio Funds, the Adviser considers, among other things, information provided by the Portfolio Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares.

The fair value of the Fund’s investments that are not publicly traded may not be readily determinable, and the Fund will value these investments at fair value as determined in good faith by the Board’s valuation designee, the Adviser , including to reflect significant events affecting the value of the Fund’s investments. Some of the Fund’s investments may be classified as Level 3 under Topic 820 of the U.S. Financial Accounting Standards Board’s Accounting Standards Codification, as amended, Fair Value Measurements and Disclosures (“ASC Topic 820”). This means that the Fund’s portfolio valuations will be based on unobservable inputs and the Fund’s own assumptions about how market participants would price the asset or liability in question. The Fund expects that inputs into the determination of fair value of the Fund’s portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. The Fund expects to retain the services of one or more independent service providers to review the valuation of these securities. The types of factors that the valuation designee may take into account in determining the fair value of the Fund’s investments generally include, as appropriate, comparison to publicly-traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. The Fund’s net asset value could be adversely affected if the valuation designee’s determinations

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regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such securities.

Multiple Investment Strategies. The Fund will concurrently pursue investments in a range of unrelated investment strategies. These strategies differ from one another in the knowledge and resources required to successfully execute them, and the Fund will accordingly bear the costs of executing each of these strategies simultaneously. There can be no assurance that the Fund will outperform competitors who focus on a single strategy exclusively. Additionally, the multiple investment strategies that the Fund pursues may be correlated with one another in a downside scenario in ways that are not susceptible to measurement in advance, which could reduce the benefits of diversification or enhance the loss experienced by the Fund in any adverse event.

Risks Associated with Investments in U.S. Public Equity Markets and Related Hedges. The Fund intends to invest in U.S. public equity markets on a hedged basis, which will indirectly expose the Fund to the risks associated with U.S. public equity markets. U.S. equity markets have in the recent past experienced substantial volatility, both market-wide and with respect to individual securities. In early 2020, market-wide volatility increased dramatically, as did associated metrics tied to the volatility of volatility. These volatility conditions have abated over time, but there can be no assurances that significantly elevated volatility will not return to the markets.

Debt Securities Risk. When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Secured Debt Risk. Secured debt hold the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic

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conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Subordinated and Unsecured or Partially Secured Loans Risk. The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Leveraging Risk. The use of leverage via short selling and short positions in futures contracts will magnify the Fund’s gains or losses. Generally, the use of leverage also will cause the Fund to have higher expenses (especially interest and/or short selling related dividend expenses) than those of funds that do not use such techniques.

Credit Risk. There is a risk that debt issuers will not make payments, resulting in losses to the Fund.  In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult to sell the security.  Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Below Investment Grade, or High-Yield, Instruments Risk. The Fund anticipates that it may invest in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Medium and Small Capitalization Company Risk. Some issuers of the Fund’s investments may be medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. The Fund does not maintain a policy limiting its ability to invest in medium or small capitalization companies.

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This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Advisor to sell at times and at prices that the Advisor believes appropriate, and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth, and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Foreign Investment Risk. The Fund may invest in non-U.S. Portfolio Funds. Portfolio Funds may invest in non-U.S. investments and securities. Foreign securities may be issued and traded in foreign currencies. As a result, changes in exchange rates between foreign currencies may affect their values in U.S. dollar terms. For example, if the value of the U.S. dollar goes up, compared to a foreign currency, a loan payable in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. The Fund may employ hedging techniques to minimize these risks, but the Fund can offer no assurance that the Fund will, in fact, hedge currency risk or, that if the Fund does, such strategies will be effective.

The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. A government may take over assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise stockholder rights, and pursue legal remedies with respect to foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and to take into account with respect to the Fund’s investments in foreign securities. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the United States. The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) may involve delays in payment, delivery or recovery of money or investments. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and some countries may lack uniform accounting and auditing standards. Thus, there may be less information publicly available about foreign companies than about most U.S. companies. Certain foreign securities may be less liquid (harder to sell)

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and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices. Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located, and the Fund may not be able to pass through to its shareholders foreign tax credits or deductions with respect to these taxes.

Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. There is also less publicly available information on emerging market companies due to differences in regulation, accounting, auditing, and financial recordkeeping requirements, and the information available may be unreliable or outdated.

Risks Related to the Fund’s Hedging Overlay

Hedging Risk. Hedges associated with securities positions may pose additional risks to the Fund. The Fund will incur certain costs associated with putting a hedge in place, which they would not have incurred in the absence of any such hedging activity. Certain hedging strategies, such as long purchases of options, may lose value over time or may carry with them certain carrying costs, which the Fund would not have experienced in the absence of such hedging activity. There can be no assurances that the hedges that the Fund selects to hedge its equity positions will be appropriately sized. Inappropriately sized hedges could cause the Fund to receive less protection that desired, or to overpay relative to the appropriate level of protection that the Fund seeks to purchase. There is also the risk that hedges purchased by the Fund may not behave as anticipated or may not correlate with the risks inherent the portfolio to be hedged. This so- called ‘basis risk’ could cause the hedges to underperform or not to perform at all, exposing the Fund to potential losses.

Option Writing Risk. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, the Fund would lose the entire premium it paid for the option. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying future, security, currency or other asset. If this occurred, the option could be exercised and the underlying future, security, currency or other asset would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying future, security, currency or other asset. If this occurred, the option could be exercised and the underlying future, security, currency or other asset would then be sold by the Fund at a lower price than its current market value.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested.

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Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

ETF Investing Risk. The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of the ETFs in its portfolio.

Possible Risk of Conflicts

Allocation of Investment Opportunities Risk. The Adviser may manage or advise multiple investment vehicles or accounts that have investment objectives that are similar to the Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization and initial public offerings/new issues) or where the liquidity of such investment opportunities is limited.

The Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Fund (although the Investment Managers of the unaffiliated Portfolio Funds may receive performance-based fees as may the Adviser with respect to the affiliated Portfolio Funds) but may simultaneously manage other investment vehicles or accounts for which the Adviser receives greater fees or other compensation (including performance-based fees or allocations) than they receive in respect of the Fund. The simultaneous management of other investment vehicles or accounts that pay greater fees or other compensation than the Fund may create a conflict of interest as the Adviser may have an incentive to favor accounts with the potential to receive greater fees. For instance, the Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from accounts that pay performance-based fees. To address these types of conflicts, the Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with their obligations as investment advisers. However, the amount, timing, structuring or terms of an investment by the Fund may differ from, and performance may be lower than, the investments and performance of other investment vehicles or accounts. These same conflicts of interest may arise at the Portfolio Fund level as well as the at the Fund investment level.

Conflict of Interest Created by Valuation Process for Certain Portfolio Holdings. The Fund expects to make many of its portfolio investments in the form of loans and securities that are not publicly traded and for which no market-based price quotation is available. As a result, the Board will determine the fair value of these loans and securities in good faith. In connection with that determination, investment professionals from the Adviser may

14

provide the Board with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for each portfolio investment that constitutes a material portion of the Fund’s portfolio and that does not have a readily available market quotation will be reviewed by an independent valuation firm at least once annually, the ultimate determination of fair value will be made by the Board and not by such third-party valuation firm. In addition, each of the interested members of the Board has an indirect pecuniary interest in the Adviser. The participation of the Adviser’s investment professionals in the Fund’s valuation process, and the pecuniary interest in the Adviser by certain members of the Board, could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of the Fund’s assets.

Conflicts of Interest Related to Direct Origination. In the ordinary course of business, the Fund may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that the Fund does not engage in any prohibited transactions with any persons affiliated with the Fund, we have implemented certain written policies and procedures whereby the Fund’s executive officers screen each of the Fund’s transactions for any possible affiliations between the proposed portfolio investment and the Fund, companies controlled by the Fund or its executive officers and directors. The Fund will not enter into any agreements unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by the Board of Trustees or exemptive relief for such transaction. The Board of Trustees will review these procedures on a periodic basis and approve any transaction relying on exemptive relief.

Conflict of Interest Related to Repurchase Offers. The Adviser or its affiliates may own a substantial portion of the Fund’s shares and may elect to participate in any repurchase offers made by the Fund on the same terms as any other shareholder. Therefore, the Adviser could have a conflict of interest in recommending the size and timing of a repurchase offer to the Board.

U.S. Federal Income Tax Matters

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.  See “U.S. Federal Income Tax Matters.”

Distribution Policy

The Fund intends to make distributions on an annual basis in aggregate amounts representing substantially all of the Fund’s taxable income (including realized short-term gains), if any, earned during the year. Any long-term capital gains will be paid out once a year (unless

15

otherwise permitted by the Investment Company Act or any exemptive relief provided by the SEC).

The Fund also may pay a special distribution in any calendar year if necessary to comply with U.S. federal income tax requirements. The Fund will make distributions only if authorized by the Fund’s Board of Trustees and declared by the Fund out of assets legally available for these distributions. Distributions to a shareholder that constitute a tax-free return of capital (i.e., distributions in excess of the Fund’s current or accumulated earnings and profits) will be tax-free up to the amount of the shareholder’s current tax basis in his or her shares, with any distribution amounts exceeding such basis treated as capital gain. See “U.S. Federal Income Tax Considerations.” Any amount treated as a tax-free return of capital will reduce the shareholder’s adjusted tax basis in its shares thereby increasing the shareholder’s taxable gain or reducing the potential taxable loss on the sale of shares. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Policy.”

Custodian	The Fifth Third Bank, N.A. (“Custodian”) serves as the Fund’s custodian. See “Management of the Fund.”

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SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses	Class I
Maximum Sales Load (as a percent of offering price)	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)[1]	2.00%
Dividend Reinvestment and Cash Purchase Plan Fees	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.50%
Other Expenses[2]	[ ]%%
Acquired Fund Fees and Expenses[3]	[__]%
Total Annual Expenses[4]	[ ]%
Fee Waiver and Reimbursement[4]	[ ]
Total Annual Expenses (after fee waiver and reimbursement)	[ ]%

[1]	A 2.00% early repurchase fee payable to the Fund applies to shares tendered to and repurchased by the Fund within the first 365 days the shareholder held the shares. Shares held for more than 365 days are not subject to any repurchase fee.
[2]	Estimated for current fiscal year.

[3]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies such as hedge funds and money market mutual funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights, when issued, because the financial statements, when issued, include only the direct operating expenses incurred by the Fund. The agreements related to investments in Portfolio Funds provide for compensation to the Investment Managers in the form of management fees (generally, 1% to 2%) and performance-based incentive allocations (generally, 20% to 25% of net profits earned). No management fees are charged by the affiliated Portfolio Funds, but they do charge a performance fee. Future fees and expenses of the Portfolio Funds in which the Fund may invest may be substantially higher or lower than those shown because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time.
[4]	The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the Expense Limitation Agreement) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund ( exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses , and extraordinary expenses , such as litigation or reorganization costs, but inclusive of offering expenses ), to the extent that they exceed 2.75% per annum of the Fund’s average monthly net assets attributable to Class I shares (the Expense Limitation). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain in effect at least until [ ] unless and until the Board approves its modification or termination. This agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to the Adviser. See “Management of the Fund.”

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return (the Example assumes the Fund’s Expense Limitation Agreement will remain in effect for only one year):

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1 Year	3 Years
$[ ]	$[ ]

If shareholders requests repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by the Administrator , currently $[ ]. The Fund also will pay organizational and offering costs in connection with the initial offering of the shares estimated to be $[ ] and $[ ], which are subject to the [ ]% per annum limitation on expenses attributable to Class I shares. These organizational expenses are recorded as incurred and offering expenses will be amortized over the first twelve months of the Fund’s operations. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

Because the Fund is newly formed and has no performance history as of the date of this prospectus, a financial highlights table for the Fund has not been included in this prospectus.

THE OFFERING

Shares are offered continuously on a monthly basis at their net asset value (“NAV”) per share determined as of the close of regular trading on the New York Stock Exchange on the last business day of each month. Because the Fund expects to promptly begin to invest the money it receives in each monthly offering, the offering prices in such monthly offerings will vary, and an investor subscribing for shares will likely pay more or less than the current offering price.

Shares are intended for sale only to prospective investors who meet the criteria set out in Appendix A. See “Eligible Investors.” An investor must invest at least $1,000,000 when making an initial investment. Only an investor whose subscription for shares is accepted by the Fund will become a shareholder of the Fund. The shares have substantial restrictions on transfers.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after receipt. The Fund will pay organizational costs and its offering expenses incurred with respect to its initial and continuous offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market or short-term fixed income mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s assets would earn interest income at a modest rate. While the Fund does not anticipate a delay in the investment of net proceeds from investors, the Fund will seek shareholder approval if the net proceeds are not invested within six months of the Fund’s initial offering in accordance with the rules under the 1940 Act.

STRUCTURE

The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the Investment Company Act, often referred to as a “private investment fund” or “hedge fund,” with those of a registered closed-end investment company. Private investment funds generally consist of commingled asset pools that offer their securities privately without registration under the Securities Act.

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Normally, such funds, which are typically structured as domestic or offshore corporations, limited partnerships or limited liability companies, are offered only in large minimum denominations to a limited number of high-net-worth individual and institutional investors. The general partners or investment advisers of these funds are usually compensated through asset-based fees and performance-based compensation. By contrast, registered closed-end investment companies, such as the Fund, are typically organized as corporations or business trusts. These registered closed-end investment companies impose relatively modest minimum investment requirements and publicly offer their shares to a broad range of investors. The advisers to registered closed-end investment companies are typically compensated through asset-based (but not performance-based) fees.

The Fund also is similar to a private investment fund in that its shares will be sold solely to eligible investors, but differs from a typical private investment fund principally in that it (1) will permit investments in relatively modest minimum denominations; (2) is required to limit its use of leverage under the Investment Company Act; (3) intends to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), allowing it to deliver Form 1099 tax reports (as opposed to Schedule K-1s) to its investors annually; (4) may engage in periodic quarterly tender offers, if authorized by the Fund’s Board of Trustees, which will allow investors to have limited liquidity; and (5) does not directly charge shareholders performance-based fees. The structure of the Fund is designed to permit investors that have a higher tolerance for investment risk to participate in an investment program that includes various traditional and non-traditional investment strategies without making the more substantial minimum capital commitment that is required by many private investment funds ; the Fund’s minimum initial investment is $1,000,000 for Class I. In addition, unlike many private investment funds, the Fund, as a registered closed-end investment company, can offer its shares without limiting the number of Eligible Investors who may purchase shares.

THE FUND

The Fund is a continuously offered, non- diversified, closed-end management investment company.  The Fund was organized as a Delaware statutory trust on April 21, 2023.  The Fund acquired all of the assets and liabilities of Equi Growth Fund (QP), Equi Growth Fund, and Equi Balanced Fund (each a “Predecessor Fund”), each a private fund that was converted into the Fund, in a tax-free reorganization on [_____] (the “Reorganization”). In connection with the Reorganization, shares of each Predecessor Fund were exchanged for Class I shares of the Fund. The Predecessor Funds had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Predecessor Fund was managed by the Adviser. The Fund’s principal office is located at 8911 North Capital of Texas Highway, Suite 4200-054, Austin, TX 78759, and its telephone number is [Administrator Phone Number].

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective and Policies

The Fund’s investment objective is to seek attractive long-term capital appreciation while seeking a relatively low correlation to the broader equity markets .

The Fund seeks to achieve its investment objective by investing in Portfolio Funds. These Portfolio Funds will be managed by the Investment Managers. The Portfolio Funds may be U.S. and non-U.S. (including emerging markets) organized funds. The Portfolio Funds typically do not accept subscriptions below certain minimums. By targeting more niche Investment Managers and using proprietary and third-party computer algorithms, sophisticated data analysis, artificial technology and mathematical and statistical analysis, the Adviser seeks to provide differentiated sourcing and selection of the Portfolio Funds. The Adviser uses a quantitative and qualitative screening process for sourcing, selecting, and allocating to both the affiliated and unaffiliated Portfolio Funds. The Adviser combines this approach with an active risk management framework, which includes a hedging

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overlay, to provide shareholders in the Fund with access to a varied portfolio of niche, specialized alternative investment strategies. The Fund seeks to have performance that is relatively uncorrelated with the performance of the broader equity market.

The Fund typically seeks to invest in 10-15 Portfolio Funds. The Fund seeks to identify smaller, unique Investment Managers that are hard to find and that have outperformed their larger competitors over time. The Fund seeks to provide varied exposure to a wide range of asset classes and strategies using a multi-manager approach combined with risk management. The Adviser will not allocate more than 15% (measured at the time of investment) of the Fund’s assets to affiliated Portfolio Funds. The Fund seeks to have performance that is uncorrelated with the performance of the broader equity market and to avoid significant drawdowns while still capturing upside in order to outperform the broader equity markets over the longer term. The Fund combines externally and internally managed strategies , creating a more nimble portfolio that can adjust to short-term market movements while remaining positioned for long-term growth.

The Adviser uses a quantitative and qualitative screening process for sourcing, selecting, and allocating to both affiliated and unaffiliated Portfolio Funds. The Adviser combines this approach with an active risk management framework to provide shareholders in the Fund with access to a varied, liquid, multi-strategy portfolio of niche, specialized investment strategies.

Taking a data-first approach, the Adviser’s Investment Committee (described in “Management of the Fund” below) initially screens 12,000+ strategies down to what it deems to be the top 1% based on its quantitative screening criteria. The Adviser’s qualitative and quantitative due diligence process then narrows this down to the top 12-15 strategies, which is less than 0.1% of the overall investment universe.

The Adviser seeks liquid alternative strategies that have produced returns that are uncorrelated with the performance of both the broader equity markets and other Portfolio Funds within the Fund’s current portfolio in order to reduce volatility and outperform the broader equity markets across market cycles. While the portfolio is constructed for long-term compounding returns, the team utilizes a hedge overlay and portfolio monitoring to adjust to short-term market conditions and protect against left tail risk (an investment's most extreme downside performance periods) when appropriate .

To determine the allocation among potential Portfolio Funds, the Adviser uses multiple iterations of a quantitative mean-variance optimization model (a model that measures a potential Portfolio Fund’s risk against its likely return) with different allocation limits in order to measure the impact of different allocations on overall portfolio risk and return. We combine these outputs with our own qualitative assessment of the potential Portfolio Funds, which analyzes the alpha (risk adjusted return) of the potential Portfolio Funds, the scalability (ability to maintain or increase its level of performance as operational demands increase) of the potential Portfolio Fund, and any exogenous risks (risks that are external to the Portfolio Fund like changes in federal regulations, interest rates, or armed conflicts) that might apply to the potential Portfolio Fund to determine allocation ranges that best meet our risk/return objectives , while also properly varying the portfolio in line with the investment strategy. Lastly, the Investment Committee holds a vote to determine whether to approve the recommendation of a specific allocation to a Portfolio Fund before executing .

The portfolio managers rebalance the Fund on at least a monthly basis using the same methodology described above.

To maximize the portfolio’s return potential and minimize downside risk, the Adviser will manage a hedging overlay , which seeks to allow the investment team to reduce risk due to short-term market conditions, while remaining invested in those strategies well-positioned to outperform over the long run. The hedging overlay will use primarily futures, options, and ETFs to hedge the exposures of the Portfolio Funds in the portfolio. The Adviser implements the hedging overlay by selectively picking the exposures to hedge at any given time when its market research suggests periods of increased risk for that asset type. The securities used for the hedging

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overlay are selected based on which the Adviser believes are the most efficient in that they offer the best hedge against the exposure they seek to offset at the lowest available price .

The Portfolio Funds will typically (but not exclusively) be sourced from a combination of the following asset classes and investment vehicles:

●	Private credit investments (including below investment grade investments and may be of any maturity or duration);

●	Investments in certain hedge funds and programs sponsored by commodity trading advisors, in each case selected by the Adviser;

●	U.S. public equity markets; and

●	Related hedge overlay on the asset classes discussed above.

The Fund’s investments in Portfolio Funds may constitute all or a substantial portion of the Fund’s holdings at any given point in time. The Fund’s investments may be focused on private Portfolio Funds (i.e., Portfolio Funds that would be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the Investment Company Act). These investment strategies generally, but not always, allow Investment Managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets and are referred to as “alternative” strategies. Because the Portfolio Funds follow alternative investment strategies (whether hedged or not) are often described as “hedge funds,” the investment program of the Fund can be referred to as a fund of hedge funds. The hedge funds in which the Fund invests may provide exposure to one or more instruments, including but not limited to equities, debt, structured products, derivatives, real estate and other alternative assets. These Portfolio Funds in which the Fund invests are not subject to the Fund’s investment restrictions and, unless registered under the Investment Company Act, are generally not subject to any investment limitations under the Investment Company Act other than those applicable to private funds.

By investing in the Fund, the Adviser expects that shareholders may realize (either directly or indirectly) the following potential benefits:

●	Access to differentiated investment strategies: The Adviser has invested in technology and data, accumulating data on more than 12 ,000 private funds and investment managers. The Adviser utilizes its database to perform quantitative and qualitative analysis on the “long tail” of private fund managers (or managers with less than $2 billion in assets under management). This analysis leads to the discovery of funds and strategies that often go overlooked by large institutional investors.

●	Equi hedge overlay: The Adviser’s personnel actively monitor each strategy and hedge the portfolio to minimize the risk that the fund experiences negative performance and reduce volatility .

●	Negotiated fee reductions: In order to seek lower fund of funds expenses, the Adviser attempts to negotiate fee discounts with Investment Managers in order to reduce overall Fund expenses.

●	Rebalancing: The Adviser continually monitors investment composition to maintain target diversification and correlation levels and will increase or decrease investments to maintain a well-balanced portfolio.

●	Increased diversification of investors’ portfolios: The Fund offers exposure to a broad variety of non-traditional investment strategies. The Adviser believes that each category of Portfolio Funds has the potential to generate positive returns on a reasonably consistent basis over time. By including investments
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in non-traditional assets, investors may reduce the risk of poor performance in traditional asset classes (equities and fixed income).

●	Lower correlation to equity markets. The Adviser believes that through the varied portfolio of Portfolio Funds that investors are likely to achieve long-term positive returns with less volatility than would be expected from a direct investment in equity markets.

The Fund holds liquid assets to the extent required for liquidity management and compliance with the Investment Company Act. The Adviser actively manages cash and liquid assets and takes anticipated cash flows into account, such as new subscriptions, the tender of Shares by investors and distributions made to investors, if any. The Fund invests opportunistically, so the Fund may hold large positions in cash and cash equivalents when adverse market conditions are present or when investments that the Adviser believes are suitable are not available.

The Adviser intends to invest the assets of the Fund in Portfolio Funds that employ a variety of alternative investment strategies. How much the Fund may invest in any of these strategies through the Portfolio Funds it selects for the Fund’s portfolio will vary from time to time depending on market conditions and availability of suitable Portfolio Funds.

Examples of the primary investment strategies that might be followed by the Portfolio Funds that the Adviser intends to consider with respect to the Fund are described below:

The Adviser intends to invest the assets of the Fund in Portfolio Funds that employ a variety of alternative investment strategies. How much the Fund may invest in any of these strategies through the Portfolio Funds it selects for the Fund’s portfolio will vary from time to time depending on market conditions and availability of suitable Portfolio Funds.

Examples of the primary investment strategies that might be followed by the Portfolio Funds that the Adviser intends to consider with respect to the Fund are described below:

  Relative Value Strategies: Portfolio Funds utilizing this strategy typically purchase and sell similar securities simultaneously in order to capitalize on differences in pricing by buying low and selling high. These may include both equity and non-equity securities, but a given trade is typically executed within a single asset class. Portfolio Funds attempt to offset long and short positions to reduce the impact of broader market movements.

    Fixed Income Arbitrage: Portfolio Funds employing this strategy seek to find and exploit risk premiums (the investment return an asset is expected to yield in excess of the risk-free rate of return) in liquid bond markets, while typically using hedging to mitigate interest rate risk. They may invest across corporate bonds, sovereign debt, and yield curves (a line that plots the yields, or interest rates, of bonds that have equal credit quality but differing maturity dates; the slope of the yield curve can predict future interest rate changes and economic activity) among other opportunities, and may focus on a single country or invest across multiple countries.
    Convertible Arbitrage: Portfolio Funds employing this strategy seek to capitalize on mispricing between a convertible bond and the underlying stock by taking simultaneous long and short positions in a convertible bond and its underlying stock in an effort to profit from any movement in the market by having the appropriate hedge between long and short positions.
  Private Credit Strategies: Portfolio Funds employing credit strategies seek to source loans or other credit agreements with public and private companies, asset management firms, individuals, or other asset-backed
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or commodity-backed borrowers. These loans are not publicly traded and are often privately negotiated, resulting in higher interest rates and other fees.

    Specialty Finance: Portfolio Funds utilizing this strategy seek shorter duration (less than 12 months to maturity) opportunities by buying loans made to small businesses, consumers, students, or other borrowers not typically serviced by traditional lenders. The Investment Managers of these Portfolio Funds seek to purchase individual loans or portfolios of loans on the secondary market at a discount to par value.
    Special Situation Lending: Portfolio Funds utilizing this strategy provide direct lending to micro and small-cap businesses, both private and public. They are typically seeking companies with short-term borrowing needs where the loan is high value and the cost is secondary. The Portfolio Funds typically source the loans off-market, directly negotiating with the borrower without an intermediary.
    Commodity-Backed Lending: Portfolio Funds utilizing this strategy provide short-term financing to commodity trading firms that buy and sell raw commodities from mining facilities around the globe. The loans are typically 6-12 months in length and are secured by the value of the commodities being transferred.
  Other Strategies:

    Private Investments in Public Equities (PIPE): Portfolio Funds utilizing this strategy typically seek to make privately negotiated investments in public companies, typically in the form of senior, subordinated, or convertible debt. They seek to structure their investments in such a way as to achieve downside protection while also being able to take advantage of upside in the equity of the issuer. In other words, if the opportunity presents itself to convert the outstanding debt into equity to capture gains or mitigate losses, they will do so. Otherwise, they will hold the debt to maturity.
    Carbon Credit Trading: Portfolio Funds utilizing this strategy invest in regulated carbon markets (e.g. California carbon credits) to generate returns uncorrelated with traditional assets like equity and debt. Very few investors can participate in this market due limitations set on the number of market participants. Expected supply/demand imbalances in the markets due to regulatory limitations on supply with consistent growth in demand, make this an attractive investment. Due to the pricing mechanism in these markets (they are auctioned off at a certain price and then automatically increase each year based on the consumer price index), the strategy may also act as an inflation hedge.
    Viatical Settlements: A viatical settlement is an arrangement in which someone who is terminally or chronically ill sells their life insurance policy at a discount from its face value for ready cash. Portfolio Funds utilizing this strategy purchase these viatical settlements from individuals.
  Macro Strategies: Portfolio Funds using these strategies make investment choices based on the broad economic and political outlook for various countries. Holdings might be long or short positions in different equity, fixed income, currency, commodity, or futures markets. The holdings in the funds are often positioned around a specific result of international economic or political issues (e.g. failed Japanese monetary policy leading to devaluation of the yen), but the holdings can also be set up so the Portfolio Fund profits from general market volatility.
  Multi-Strategy: Multi-Strategy Portfolio Funds employ a number of individual investment managers in-house who are each executing their own individual strategies, typically across equity long/short, relative
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values, event-driven, and macro strategies among others. The Portfolio Funds manage overall portfolio-level allocations and risk in order to achieve their target risk and return mandates.

  Long/Short Equity Strategies: Portfolio Funds utilizing this strategy primarily make long and short investments in equity securities that are deemed by their Investment Manager to be under or overvalued. Portfolio Funds may have overall net long (more long positions than short, with the expectation that equities will rise in value), net short (more short positions than long, with the expectation that equities will decline in value), or market neutral positions (balanced long and short positions) depending on their strategy and may specialize in a particular sector or invest across sectors.
    Long/Short Equity - Sector Focused: Portfolio Funds employing a sector-focused strategy will typically invest only in the stocks of companies operating within a single sector or industry, such as industrials, energy, tech, or healthcare. These Portfolio Funds may take a net long, net short, or market neutral position.
    Long/Short Equity - Low Net: Portfolio Funds employing a low-net strategy will typically seek to have an approximately equal amount of long and short exposure, resulting in overall net exposure to the market of -20% to +20%. These Portfolio Funds typically seek to avoid taking market risk and instead seek to generate returns through individual stock selection.
    Long/Short Equity - Long-Biased: Portfolio Funds employing a long-biased strategy will typically seek to have overall net exposure of over 50%, while taking both long and short positions. These Portfolio Funds are willing to take on more market risk, given their long exposure, but still typically seek to generate returns through individual stock selection.
  Event-Driven Strategies: Portfolio Funds utilizing this strategy generally hold positions in companies currently or expected to be involved in corporate transactions including, but not limited to, mergers, restructurings, financial distress, tender offers, debt exchanges, equity issuances, or other capital structure adjustments. They may invest across the capital structure, from senior debt to subordinated debt or even equity. Examples of sub-strategies may include distressed restructuring, merger arbitrage, or special situations.

The Fund’s Statement of Additional Information (“SAI”) contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objective and Policies.”

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.  The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio manager are subjective.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. It is anticipated that the Fund’s annual portfolio turnover rate will ordinarily be between 25% and 75%. The portfolio turnover rate is not expected to exceed 100% but may vary greatly from year to year and

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will not be a limiting factor when the Adviser deems portfolio changes appropriate. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Further, the Underlying Funds in which the Fund invests may experience high rates of portfolio turnover. High rates of portfolio turnover in the Underlying Funds may negatively impact their returns and thus, negatively impact the returns of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Tax Status” in the Fund’s Statement of Additional Information.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase, or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should carefully consider the following risks. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisers before deciding whether to invest in the Fund.

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should carefully consider the following risks that you assume when you invest in the Fund’s shares.  See “Risk Factors.”

Risks Related to an Investment in the Fund

Minimal Capitalization Risk. The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements. Further, if the Fund is unable to raise sufficient capital, shareholders may bear higher expenses due to a lack of economies of scale.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the Fund’s assets among the various asset types in which the Fund invests and, with respect to each such asset class, among debt securities. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.   The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Liquidity Risk. The Fund is a closed-end investment company structured as an “tender offer fund” and designed for long-term investors.  Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only

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through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.  The Fund’s investments are also subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Non-Diversification Risk. The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Management Risk. The net asset value of the Fund changes monthly based on the performance of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Opportunistic Investing Risk. There are risks associated with the Fund’s opportunistic investment strategy. The Fund is expected to be disciplined with its opportunistic investing, and, as a result, may miss out on opportunities that have a reasonable risk/reward trade off. In addition, in periods of overall rising market levels (whether those rises are the result of speculative bubbles or the confirmation of underlying fundamentals), the Fund may not fully participate in market gains when it is heavily invested in cash and cash Equivalents. In such periods, funds that are fully invested in other types of securities will likely provide superior returns.

Correlation Risk. The Fund seeks to produce returns that are less correlated to the broader financial markets. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Repurchase Policy Risks. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover . To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense

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ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Distribution Policy Risk. The Fund's distribution policy is to make annual distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Risks Related to the Fund’s Investments in Portfolio Funds

Private Investment Fund Risk. The Fund may invest in private investment funds, including “hedge funds,” which pursue alternative investment strategies. Certain investment instruments and techniques that a private fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a private fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more private funds. A shareholder will also bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, interests in a private fund may also be illiquid.

Valuation of Private Investments. While the valuation of the Fund’s publicly traded securities is more readily ascertainable, the Fund’s ownership interests in private investments e not publicly traded and the Fund will use a third-party pricing service to provide pricing information for private investments.  The fair value of private fund interests, loans, securities and other investments that are not publicly traded may not be readily determinable, and the Fund will value these investments at fair value as determined in good faith by the Board, including to reflect significant events affecting the value of the Fund’s investments. Many of the Fund’s investments, including a number of its bank loans and senior direct lending investments, will be classified as Level 3 under Topic 820 of the U.S. Financial Accounting Standards Board’s Accounting Standards Codification, as amended, Fair Value Measurements and Disclosures (“ASC Topic 820”). This means that the Fund’s portfolio valuations will be based on unobservable inputs and the Fund’s own assumptions about how market participants would price the asset or liability in question. The Fund expects that inputs into the determination of fair value of the Fund’s portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. The Fund expects to retain the services of one or more independent service providers to review the valuation of these loans and securities. The types of factors that the Board may take into account in determining the fair value of the Fund’s investments generally include, as appropriate, comparison to publicly-traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. The Fund’s net asset value could be adversely affected if the Board’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such private fund interest, loans and securities.

Multiple Investment Strategies. The Fund will each concurrently pursue investments in a range of unrelated investment strategies. These strategies each differ from one another in the knowledge and resources required to successfully execute them, and the Fund will accordingly bear the costs of executing each of these strategies simultaneously. There can be no assurance that the Fund will outperform competitors who focus on a single strategy exclusively. Additionally, the multiple investment strategies that the Fund pursues may be correlated

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with one another in a downside scenario in ways that are not susceptible to measurement in advance, which could reduce the benefits of diversification or enhance the loss experienced by the Fund in any adverse event.

Risks Associated with Investments in U.S. Public Equity Markets and Related Hedges. The Fund intends to invest in U.S. public equity markets on a hedged basis, which will indirectly expose the Fund to the risks associated with U.S. public equity markets. U.S. equity markets have in the recent past experienced substantial volatility, both market-wide and with respect to individual securities. In early 2020, market-wide volatility increased dramatically, as did associated metrics tied to the volatility of volatility. These volatility conditions have abated over time, but there can be no assurances that significantly elevated volatility will not return to the markets. Further, certain securities have experienced recently idiosyncratic spikes in volatility that are unrelated to broader measures of volatility and to the fundamentals associated with that security. The idiosyncratic risk of these so-called “meme” stocks could cause a non-indexed position in U.S. securities to perform substantially differently that a similarly sized position that tracks broader market indices and could expose holders of those securities to substantial risks.

Hedges associated with securities positions may pose additional risks to the Fund. The Fund will incur certain costs associated with putting a hedge in place, which they would not have incurred in the absence of any such hedging activity. Certain hedging strategies, such as long purchases of options, may lose value over time or may carry with them certain carrying costs, which the Fund would not have experienced in the absence of such hedging activity. There can be no assurances that the hedges that the Fund selects to hedge its equity positions will be appropriately sized. Inappropriately sized hedges could cause the Fund to receive less protection that desired, or to overpay relative to the appropriate level of protection that the Fund seeks to purchase. There is also the risk that hedges purchased by the Fund may not behave as anticipated or may not correlate with the risks inherent the portfolio to be hedged. This so- called ‘basis risk’ could cause the hedges to underperform or not to perform at all, exposing the Fund to potential losses.

Debt Securities Risk. When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Secured Debt Risk. Secured debt hold the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

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Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Subordinated and Unsecured or Partially Secured Loans Risk. The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Leveraging Risk. The use of leverage via short selling and short positions in futures contracts will magnify the Fund’s gains or losses. Generally, the use of leverage also will cause the Fund to have higher expenses (especially interest and/or short selling related dividend expenses) than those of funds that do not use such techniques.

Credit Risk. There is a risk that debt issuers will not make payments, resulting in losses to the Fund.  In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult to sell the security.  Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Below Investment Grade, or High-Yield, Instruments Risk. The Fund anticipates that it may invest in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Lower grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that for higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s net asset value. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in the Fund, both in the short-term and the long-term.

Medium and Small Capitalization Company Risk. Some issuers of the Fund’s investments may be medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. The Fund does not maintain a policy limiting its ability to invest in medium or small capitalization companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium and small capitalization companies are more likely to experience

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sharper swings in market values, less liquid markets, in which it may be more difficult for the Advisor to sell at times and at prices that the Advisor believes appropriate, and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth, and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Foreign Investment Risk. The Fund may invest in non-U.S. domiciled Portfolio Funds. Portfolio Funds may invest in non-U.S. investments and securities. Foreign securities may be issued and traded in foreign currencies. As a result, changes in exchange rates between foreign currencies may affect their values in U.S. dollar terms. For example, if the value of the U.S. dollar goes up, compared to a foreign currency, a loan payable in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. The Fund may employ hedging techniques to minimize these risks, but the Fund can offer no assurance that the Fund will, in fact, hedge currency risk or, that if the Fund does, such strategies will be effective.

The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. A government may take over assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise stockholder rights, and pursue legal remedies with respect to foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and to take into account with respect to the Fund’s investments in foreign securities. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the United States. The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) may involve delays in payment, delivery or recovery of money or investments. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and some countries may lack uniform accounting and auditing standards. Thus, there may be less information publicly available about foreign companies than about most U.S. companies. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices. Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located, and the Fund may not be able to pass through to its shareholders foreign tax credits or deductions with respect to these taxes.

There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt

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and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities. There is also less publicly available information on emerging market companies due to differences in regulation, accounting, auditing, and financial recordkeeping requirements, and the information available may be unreliable or outdated.

Risks Related to the Fund’s Hedging Overlay

Hedging Risk. Hedges associated with securities positions may pose additional risks to the Fund. The Fund will incur certain costs associated with putting a hedge in place, which they would not have incurred in the absence of any such hedging activity. Certain hedging strategies, such as long purchases of options, may lose value over time or may carry with them certain carrying costs, which the Fund would not have experienced in the absence of such hedging activity. There can be no assurances that the hedges that the Fund selects to hedge its equity positions will be appropriately sized. Inappropriately sized hedges could cause the Fund to receive less protection that desired, or to overpay relative to the appropriate level of protection that the Fund seeks to purchase. There is also the risk that hedges purchased by the Fund may not behave as anticipated or may not correlate with the risks inherent the portfolio to be hedged. This so- called ‘basis risk’ could cause the hedges to underperform or not to perform at all, exposing the Fund to potential losses.

Option Writing Risk. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, the Fund would lose the entire premium it paid for the option. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying future, security, currency or other asset. If this occurred, the option could be exercised and the underlying future, security, currency or other asset would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying future, security, currency or other asset. If this occurred, the option could be exercised and the underlying future, security, currency or other asset would then be sold by the Fund at a lower price than its current market value.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

ETF Investing Risk. An investment in an ETF is an investment in another investment company and therefore the Fund’s shareholders will indirectly bear its proportionate share of any fees and expenses of the ETFs in which the Fund invests in addition to the Fund’s own fees and expenses. As a result, the cost of investing will be higher than the cost of investing directly in the ETFs and may be higher than mutual funds that invest directly in stocks and bonds. ETFs are subject to the following risks: (i) the market price of an ETF’s shares may trade above or below its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) trading of an underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (iv) the ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the ETF’s returns from that of its corresponding index. Some

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ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the ETFs in the Fund’s portfolio will be borne by the Fund.

Possible Risk of Conflicts

Allocation of Investment Opportunities Risk. The Adviser may manage or advise multiple investment vehicles or accounts that have investment objectives that are similar to the Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization and initial public offerings/new issues) or where the liquidity of such investment opportunities is limited.

The Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Fund (although the Investment Managers of the unaffiliated Portfolio Funds may receive performance-based fees as may the Adviser with respect to the affiliated Portfolio Funds) but may simultaneously manage other investment vehicles or accounts for which the Adviser receives greater fees or other compensation (including performance-based fees or allocations) than they receive in respect of the Fund. The simultaneous management of other investment vehicles or accounts that pay greater fees or other compensation than the Fund may create a conflict of interest as the Adviser may have an incentive to favor accounts with the potential to receive greater fees. For instance, the Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from accounts that pay performance-based fees. To address these types of conflicts, the Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with their obligations as investment advisers. However, the amount, timing, structuring or terms of an investment by the Fund may differ from, and performance may be lower than, the investments and performance of other investment vehicles or accounts. These same conflicts of interest may arise at the Portfolio Fund level as well as the at the Fund investment level.

Conflict of Interest Created by Valuation Process for Certain Portfolio Holdings. The Fund expects to make many of its portfolio investments in the form of loans and securities that are not publicly traded and for which no market-based price quotation is available. As a result, the Board will determine the fair value of these loans and securities in good faith. In connection with that determination, investment professionals from the Adviser may provide the Board with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for each portfolio investment that constitutes a material portion of the Fund’s portfolio and that does not have a readily available market quotation will be reviewed by an independent valuation firm at least once annually, the ultimate determination of fair value will be made by the Board and not by such third-party valuation firm. In addition, each of the interested members of the Board has an indirect pecuniary interest in the Adviser. The participation of the Adviser’s investment professionals in the Fund’s valuation process, and the pecuniary interest in the Adviser by certain members of the Board, could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of the Fund’s assets.

Conflicts of Interest Related to Direct Origination. In the ordinary course of business, the Fund may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that the Fund does not engage in any prohibited transactions with any persons affiliated with the Fund, we have implemented certain written policies and procedures whereby the Fund’s executive officers screen each of the Fund’s transactions for any possible affiliations between the proposed portfolio investment and the Fund, companies controlled by the Fund or its executive officers and directors. The Fund will not enter into any agreements unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by the Board of Trustees or

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exemptive relief for such transaction. The Board of Trustees will review these procedures on a periodic basis and approve any transaction relying on exemptive relief.

Conflict of Interest Related to Repurchase Offers. The Adviser or its affiliates may own a substantial portion of the Fund’s shares and may elect to participate in any repurchase offers made by the Fund on the same terms as any other shareholder. Therefore, the Adviser could have a conflict of interest in recommending the size and timing of a repurchase offer to the Board.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees (the “Board”) is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board is comprised of three trustees (the “Trustees”).  The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the Statement of Additional Information.

Investment Adviser

Equilibrium Ventures, LLC (the “Adviser”) a Texas limited liability company with its principal office located in Austin, Texas, is the Fund’s investment adviser and has been operating since 2020. Towards Equilibrium Inc., a Delaware corporation, is the sole owner of the Adviser. Tory Reiss is the CEO of Towards Equilibrium Inc.

Under the general supervision of the Fund’s Board, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, determine which securities should be purchased, sold or exchanged.  In addition, the Adviser will supervise and provide oversight of the Fund’s service providers.  The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.  The Adviser will compensate all Adviser personnel who provide services to the Fund.  In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly management fee computed at the annual rate of 1.50% of the monthly net assets.  The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s Investment Advisory Agreement will be available in the Fund’s [semi-annual] report to shareholders for fiscal period ending [ ].

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund ( exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses , and extraordinary expenses , such as litigation or reorganization costs, but inclusive of offering expenses ), to the extent that they exceed 2.75% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain in effect, at least until [ ], unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund’s Board of Trustees

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on 60 days written notice to the Adviser.  After [ ], the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.

Shareholders will also pay a pro rata share of asset-based and performance fees associated with the Underlying Funds.

Adviser’s Investment Committee

The Adviser has established an Investment Committee comprised of three persons (the “ Investment Committee”) responsible for: setting overall investment policies and strategies of the Adviser; approval of Portfolio Funds being considered for investment by the Fund; establishing allocation targets for the investment portfolio of the Fund among the investments in which the Fund intends to invest; and generally overseeing the activities of the Portfolio Manager (see below).

The members of the Investment Committee, and their professional background and experience, are as follows:

Itay Vinik is a co-founder of the Adviser and has served as its Chief Investment Officer since its founding in 2020. Prior to Equi, Mr. Vinik was a General Partner making multi-family real estate investments from 2019 to 2020. Prior to that, he was the Founder and Portfolio Manager of Ace of Swords, a volatility trading hedge fund, from 2014 to 2019. Mr. Vinik previously was Co-Founder and CIO at United Global Advisors, a wealth advisory firm serving ultra-high net worth (“UHNW”) clients, Mr. Vinik started his investment career in UBS’s client advisory business focusing on UHNW clients.

Jason Barbera has been a Director on the investment team and a member of the investment committee of the Adviser since 2022. Prior to joining Equi, Mr. Barbera was the Principal and Head of Research at SOJE Capital LLC, a single family office, from 2016 to 2022. Prior to SOJE Capital LLC, Mr. Barbera spent the beginning of his career in private equity, first at an advisory firm providing investment due diligence services to institutional investors and then at RCP Advisors, a Chicago-based private investment firm, as a member of the investment team.

Sarah Warner is COO of Equi. She was previously COO of the Global Corporate Credit and ESG Business at Apollo Global Management. Prior to Apollo, she was head of the Global Macro business and Long/Short Healthcare sector at Point72 Asset Management, where she was responsible for operations and strategic business management. She previously held business strategy roles at Guggenheim Investments and Fortress Investment Group, and worked in leveraged finance at J.P. Morgan.

Portfolio Manager

Subject to the Investment Committee’s oversight, Itay Vinik is the Fund’s portfolio manager (“Portfolio Manager”) and oversees the day-to-day investment operations of the Fund.

Itay Vinik is a co-founder of the Adviser and has served as its Chief Investment Officer since its founding in 2020. Prior to Equi, Mr. Vinik was a General Partner making multi-family real estate investments from 2019 to 2020. Prior to that, he was the Founder and Portfolio Manager of Ace of Swords, a volatility trading hedge fund, from 2014 to 2019. Mr. Vinik previously was Co-Founder and CIO at United Global Advisors, a wealth advisory firm serving ultra-high net worth (“UHNW”) clients, Mr. Vinik started his investment career in UBS’s client advisory business focusing on UHNW clients.

The Statement of Additional Information provides additional information about the Portfolio Manager ’ s compensation, other accounts managed and ownership of Fund shares.

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Administrator and Accounting Agent

Ultimus Fund Solutions, LLC (the “ Administrator ”), located at 225 Pictoria Drive, Cincinnati, OH 45246, serves as Administrator and Accounting Agent.  For its services as Administrator and Accounting Agent, the Fund pays the Administrator the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

Transfer Agent

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Cincinnati, OH 45246, serves as Transfer Agent.

Custodian

Fifth Third Bank, N.A. (the “Custodian”), located at 38 Fountain Square Plaza, MD 1090X9, Cincinnati, OH 45202, serves as custodian for the securities and cash of the Fund’s portfolio.  Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Estimated Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with it.

The Administrator is obligated to pay expenses associated with providing the services contemplated by a Fund Services Administration Agreement (administration and accounting), including compensation of and office space for its officers and employees and administration of the Fund.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s dividend reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund’s quarterly repurchase offers, (xii) distribution and shareholder servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be amortized over the first twelve months of the Fund’s operations.

To the extent the Fund invests in Portfolio Funds managed by the Adviser, the Adviser will waive its management fee for the Portfolio Fund for the Fund’s investments. However, the Fund will still be subject to any performance fees charged by the Adviser to the Portfolio Fund in which the Fund invests.

On the basis of the anticipated size of the Fund, it is estimated that the Fund’s annual operating expenses will be approximately $[ ], which includes offering costs and does not take into account the effect of the Expense Limitation Agreement between the Fund and the Adviser. However, no assurance can be given, in light of the Fund’s investment objective and policies and the fact that the Fund’s offering is continuous, and shares are sold on a best-efforts basis that actual annual operating expenses will not be substantially more or less than this estimate.

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The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. Costs incurred in connection with the organization of the Fund, estimated at $[ ] will be borne by the Fund. The Fund will pay organizational costs and offering expenses incurred with respect to the offering of its shares from the proceeds of the offering. For tax purposes, offering costs cannot be deducted by the Fund or the Fund’s shareholders. Therefore, for tax purposes, the expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

The Investment Advisory Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this prospectus, the Fund could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

DETERMINATION OF NET ASSET VALUE

[TO BE FINALIZED]

The net asset value per share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“ NYSE ”), generally 4:00 p.m . Eastern time , on the last business day of each calendar month and such other dates as the Board of Trustees, upon advice from the Investment Manager , may determine in its discretion . The Fund will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.

The Board has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures, which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. In connection with its role as

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Valuation Designee, the Adviser has established a Valuation Committee to oversee the implementation the Valuation Policy and Procedures and the functions related to the fair valuation of portfolio investments.

The valuation of the Fund’s investments is performed in accordance with Rule 2a-5 under the 1940 Act and in conjunction with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”), issued by the Financial Accounting Standards Board. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Valuation Designee. Unobservable inputs reflect the Valuation Designee’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

●       Level 1: Quoted prices in active markets for identical assets or liabilities, accessible at the measurement date.

●       Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

●       Level 3: Unobservable inputs for the asset or liability.

Valuation of Public Securities

The Fund’s portfolio investments for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of official exchange (e.g., NYSE or NASDAQ) closing prices or the last reported sales prices. Portfolio investments listed on more than one exchange will generally be valued at the last quoted sale price on the exchange on which the security is principally traded. Portfolio investments traded on a foreign exchange are valued as of the close of the NYSE at the closing price of such investments in their principal trading market but may be fair valued if subsequent events occurring before the computation of net asset value have materially affected the value of the securities. Trading may take place in foreign investments held by the Fund at times when the Fund is not open for business. To the extent certain of the Fund’s portfolio investments are traded in the over-the-counter market including, such investments are valued on the basis of quotations obtained from independent pricing services. If such quotations are not readily available or become unreliable, the Valuation Designee may recommend valuation through other means.

Valuation of Portfolio Funds

In valuing interests in Portfolio Funds, the Adviser, under the supervision of the Board, considers all relevant information to determine the price that the Fund might reasonably expect to receive from the current sale (or redemption in the case of an Portfolio Fund whose interests carry redemption rights) of the interest in the Portfolio Fund in an arms’ length transaction. Investment Managers or the respective administrators of Portfolio Funds typically provide unaudited valuations for Portfolio Fund monthly. It is anticipated that these unaudited values will be prepared in accordance with US GAAP and will, in effect, be the fair value of the Portfolio Funds’ assets less such Portfolio Funds’ liabilities. In some cases, estimated unaudited values are provided before actual unaudited values. The Adviser will rely primarily on such estimated unaudited values or actual unaudited values, to the extent they are the most reliable and relevant indication of value of interests in Portfolio Funds. The Adviser will give weight to such valuations and other factors and considerations set forth below and in the Valuation Policy and Procedures as deemed appropriate in each case.

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For most Portfolio Fund interests, the Adviser anticipates that valuations will be based primarily on the estimated unaudited values or actual unaudited values, as applicable, that are provided by the Portfolio Funds or their respective administrators. In instances where unaudited estimates or actual unaudited values may not be available within 30 calendar days, or where such unaudited estimates or actual unaudited values are not deemed appropriate (as further discussed below), additional factors that may be relevant in determining the value of an interest in a Portfolio Fund, in addition to those other factors and considerations set forth in the Valuation Policy and Procedures, include (1) changes in the valuation of hedge fund indices, (2) publicly available information regarding a Portfolio Fund’s underlying portfolio companies or investments, (3) the price at which recent subscriptions and redemptions of such Portfolio Fund interests were offered, (4) relevant news and other sources, (5) significant market events and (6) information provided to the Adviser or the Fund by a Portfolio Fund, or the failure to provide such information as agreed to in the Portfolio Fund’s offering materials or other agreements with the Fund. In connection with the foregoing determination, the Adviser may, but is not required to, utilize the services of one or more independent third-party valuation firms to assist in its determination of the fair value of a Portfolio Fund interest.

As part of the Adviser’s due diligence process, the Adviser will, prior to investing in an Portfolio Fund on behalf of the Fund, and periodically thereafter, assess each Portfolio Fund’s valuation policies and procedures for appropriateness in light of the Fund’s obligation to value its assets under the 1940 Act and pursuant to US GAAP for investment companies and assess the overall reasonableness of the information provided by the Portfolio Funds. This may include, but will not necessarily be limited to, the following processes: (1) comparison between unaudited estimates and the final unitized value provided by the Portfolio Funds with documentation on variances exceeding a pre-determined threshold, (2) due diligence questionnaires and communications with the Portfolio Funds, (3) review of annual audited financial statements of the Portfolio Funds, and/or (4) other measures deemed appropriate under the circumstances. As part of this assessment, the Adviser may also evaluate, among other things, an Portfolio Fund’s practices in respect of creating “side pockets” and such Portfolio Fund’s valuation policies and procedures in respect of any such “side pockets.” The Adviser will also review any other information available to it, including reports by independent auditors, fund administrators, if any, and/or other third parties.

In circumstances where, taking into account the factors and considerations set forth above and in the Valuation Policy and Procedures, the Adviser has reason to believe that a value provided by a Portfolio Fund is not the most reliable and relevant indication of the value of an interest in the Portfolio Fund, the Adviser may adjust such reported value to reflect the fair value of the interest in the Portfolio Fund. Likewise, in circumstances where a Portfolio Fund does not provide a valuation as contemplated above, the factors and considerations set forth above and in the Valuation Policy and Procedures may be the only indicators of the value of an interest in a Portfolio Fund and the Adviser will use such factors, together with other valuation methodologies set forth in the Valuation Policy and Procedures that may be relevant, to estimate the fair value of its interest in such a Portfolio Fund. In circumstances where the Adviser determines to adjust the values reported by Portfolio Funds, or in circumstances where Portfolio Funds do not provide valuations as contemplated above, such valuations will be subject to review and approval by the Valuation Committee.

Although the Valuation Policy and Procedures approved by the Board provide that the Adviser may rely primarily on the valuations provided by the Investment Managers or their administrators, neither the Valuation Committee nor the Adviser will be able to confirm independently the accuracy of any unaudited valuations provided thereby. For a description of certain risks related to the valuation of Portfolio Funds, see “Risk Factors – Risks Related to the Fund’s Investments in Portfolio Funds – Valuation of Private Investments.”

The valuations reported by the Investment Managers, upon which the Fund primarily relies in calculating its month-end NAV and NAV per share, may be subject to later adjustment, based on information reasonably available at that time. The Fund will pay repurchase proceeds, as well as calculate management and other fees, on the basis of net asset valuations determined using the best information available as of the applicable Valuation Date. In the event that an Portfolio Fund, in accordance with its valuation procedures, subsequently corrects,

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revises or adjusts an unaudited estimated or final value that was properly relied upon by the Fund, the Fund will generally not make any retroactive adjustments to its NAV, or to any amounts paid based upon such NAV, to reflect a revised valuation. If, after the Fund pays repurchase proceeds, one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the shareholder whose shares were repurchased (if the valuations are revised upward) or the remaining shareholders (if the valuations are revised downwards) will bear the risk of such revisions. A shareholder whose shares were repurchased will neither receive distributions from, nor will it be required to reimburse, the Fund in such circumstances. This may have the effect of diluting or increasing the economic interest of other shareholders.

Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by shareholders who had their shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from shareholders or revisions to the NAV of an Portfolio Fund adversely affect the Fund’s NAV, the outstanding shares of the Fund will be adversely affected by prior repurchases to the benefit of shareholders who had their shares repurchased at a NAV per share higher than the adjusted amount. Conversely, any increases in the NAV per share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding shares and to the detriment of shareholders who previously had their shares repurchased at a NAV per share lower than the adjusted amount. New shareholders, as well as shareholders purchasing additional shares, may be affected in a similar way because the same principles apply to the subscription for shares.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any).  The Adviser has adopted policies and procedures and has structured its portfolio manager ’ s compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. In addition, certain conflicts of interest may arise from the Adviser’s arrangements with affiliated investment advisers. The Fund’s ability to enter into transactions with affiliates of the Adviser are limited by the 1940 Act and may require exemptive relief. The Fund and the portfolio manager , who is affiliated with the Adviser , will face conflicts in the allocation of investment opportunities among the Fund and the investment funds, accounts and investment vehicles managed by affiliates of the Adviser.

INVESTOR SUITABILITY AND ELIGIBILITY

The Fund is designed for investors who meet the criteria for eligibility, are seeking long-term capital appreciation, and are able to accept a high level of risk. There can be no assurance that the Fund will achieve its investment objective.

Shareholders in the Fund may incur substantial, or even total, losses on an investment in the Fund. The shares will have limited liquidity because they will not be listed on any securities exchange or traded in other markets and will be subject to substantial restrictions on transfer. Investors must meet the eligibility requirements set forth on Appendix A, which generally limit the sale of shares to those investors that meet the definition of “accredited investor” in Regulation D under the Securities Act. A prospective investor should read this prospectus in its

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entirety and consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. An investment in the Fund is not suitable for all investors. The Fund is not intended to be a complete investment program for investors. See “Risk Factors and Special Considerations.”

The staff of the SEC generally has required registered funds of hedge funds (such as the Fund) to be sold only to investors that meet the definition of “accredited investor” in Regulation D under the Securities Act.

Accordingly, the Fund currently intends to limit the sale of its shares in this manner. If the SEC or its staff modifies this eligibility limitation, the Fund may elect to offer its shares more broadly to the public or, conversely, impose stricter eligibility requirements. The Fund also reserves the right to place additional limitations on investor eligibility in the discretion of the Board of Trustees.

Investors eligible to subscribe for shares of the Fund (referred to in this prospectus as “Eligible Investors”) are investors who are “accredited investors” as defined in Regulation D (generally, persons having an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse (or spousal equivalent) in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million (exclusive of their primary residence); or entities not formed for the specific purpose of acquiring the securities offered having total assets of at least $5 million or entities all of whose beneficial owners are themselves accredited investors).

Existing shareholders subscribing for additional shares must be Eligible Investors at the time of each additional subscription. The qualifications necessary for an investor to be an Eligible Investor are described in more detail in Appendix A to this prospectus.

In addition, the Fund is generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by a Distributor of the Fund, the Fund will only accept investments from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number. To the extent the Fund accepts any investments from non-U.S. citizens or addresses, such investments will subject to applicable laws and regulations.

REDEMPTIONS, REPURCHASES AND TRANSFER RESTRICTIONS

No Right of Redemption

As a closed-end management investment company, the Fund differs from open-end management investment companies (e.g., mutual funds) in that investors in a closed-end fund, such as the Fund, do not have the right to redeem their shares. No public market for shares exists, and none is likely to develop in the future. Shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Fund.

Repurchases of Shares

The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board of Trustees may determine in its sole discretion. Each such repurchase offer will generally be limited to an amount equal to or less than 15% of the outstanding shares of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board of Trustees will consider the recommendations of the Adviser as to the size and timing of such an offer, as well as a variety of operational, business and economic factors. In determining whether to accept such a recommendation, the Board of Trustees may consider the following factors, among others:

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•	whether any shareholders have requested to tender shares to the Fund;

•	the Adviser’s assessment of shareholder liquidity needs and optimal asset allocations (including those of the Adviser’s investment advisory clients);

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from Portfolio Funds );

•	the investment activities, any asset segregation obligations and reserve requirements of the Fund;

•	the history of the Fund in repurchasing shares;

•	the availability of information as to the value of the Fund’s interests in Portfolio Funds and other assets;

•

the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs; and

any anticipated tax or regulatory consequences to the Fund of any proposed repurchases of shares.

The Fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines, in its sole discretion, to be fair to the Fund and to all shareholders. When the Board of Trustees determines that the Fund will repurchase shares, notice will be provided to shareholders (which notice may be provided through publication in a newspaper of national circulation) describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. To the extent that shareholders tender shares that in the aggregate exceed the percentage of the Fund’s outstanding shares specified for repurchase in that repurchase offer, the Fund may repurchase shares tendered by each tendering shareholder in the same proportion that the percentage of the Fund’s outstanding shares specified in the repurchase offer bears to the total shares tendered. For example, if the Fund makes an offer to repurchase up to 5% of its outstanding shares and receives tenders for 10% of its outstanding shares in the aggregate, the Fund may repurchase from each tendering shareholder 50% of the shares tendered by that shareholder.

If you tender Shares and the Fund repurchases those shares within 365 days (approximately 12 months) following the purchase date, you will generally pay a 2.00% early repurchase fee.

The early repurchase fee will be based on the value of the shares redeemed and will be deducted from (and thus reduce) the repurchase proceeds. Shares held longest will be treated as being repurchased first, and shares held shortest will be treated as repurchased last. The repurchase fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for more than 365 days are not subject to any repurchase fee.

Repurchase fees are paid to the Fund directly and are intended to offset costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing shares. The Fund may modify the amount of a repurchase fee (but not increase it beyond 2.00%), or the time period for which a repurchase fee applies, at any time. In addition, the Fund may waive an early repurchase fee otherwise payable by a shareholder in circumstances where the Board determines that doing so is in the best interests of the Fund.

Although amounts required to be paid by the Fund to repurchase tendered shares from shareholders will generally be paid in cash, the Fund may, in its discretion, pay all or a portion of the amounts due by an in-kind distribution of securities. The Fund expects not to distribute securities in kind except in limited circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on shareholders not tendering shares for repurchase, or if the Fund receives an in-kind distribution from an Portfolio Fund of

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transferable securities that the Fund cannot liquidate itself prior to making the distribution. The Fund may be limited in its ability to make an in-kind distribution by the Investment Company Act and will only engage in in-kind distributions to the extent permitted by applicable law or any exemptive or other relief obtained from the SEC or its staff. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of shares from shareholders. Any in-kind distribution of securities will be valued in accordance with procedures adopted by the Board of Trustees and will be distributed to all tendering shareholders on a proportional basis.

If the Board of Trustees elects to offer to repurchase shares, the Fund will provide notice of the repurchase offer that explains the terms and conditions of the repurchase (the “offer”). The Fund will provide the offer either by mailing such offer to the shareholder’s address of record on the books of the Transfer Agent or by publishing the offer in a newspaper with a national circulation. The offer will be provided at least 20 business days prior to the final date on which the shareholder must notify the Fund that the shareholder has elected to tender shares to the Fund (a “notice date”).

In light of liquidity constraints associated with investments in Portfolio Funds and the possibility that the Fund may have to effect withdrawals from those Portfolio Funds to pay for shares being repurchased, the Fund expects to employ the following repurchase procedures:

•	A shareholder choosing to tender shares for repurchase must provide notice of their tender of shares to the Fund, in the form stated in the repurchase offer, by the notice date. The notice date generally will be the 23rd calendar day of the third month prior to that containing the date as of which shares are to be repurchased. Shares or portions of them will be valued as of the “valuation date”, which is generally expected to be the last business day of March, June, September or December. This means, for example, that the notice date for a repurchase offer having a December 31st valuation date would be September 23rd. As a result, the NAV applicable to a repurchase is calculated after a notice date, which means a shareholder will not know the repurchase price until after a shareholder has irrevocably tendered its shares.

•

Promptly after the valuation date, the Fund will issue to the Transfer Agent, with respect to the shares (or portion of them) that have been accepted for repurchase, a promissory note, entitling the tendering shareholders to be paid an amount equal to the value, determined as of the valuation date, of the repurchased shares. The promissory note will be non-interest bearing and non-transferable.   The Fund will pay the value of the shares repurchased (or as discussed below, 95% of such value if all shares owned by a shareholder are repurchased) no later than the 65th day after the deadline for shareholders to tender shares for repurchase as set forth in the applicable repurchase offer. This amount will be subject to adjustment after completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effective. Payment under the promissory note will be made by the Fund approximately 45 days following the valuation date (i.e., payment for shares accepted by the Fund for a December 31st valuation date will be paid by approximately February 14th). If 95% or more of a shareholder’s shares are repurchased, the shareholder will receive an initial payment equal to 95% of the value of the shares and the balance due will be paid promptly after completion of the Fund’s audit.

•	If 95% or more of a shareholder’s shares are repurchased, the shareholder will receive an initial payment equal to 95% of the value of the shares, and any balance due will be paid promptly after completion of the Fund’s audit.

The Board of Trustees may, pursuant to its discretion, decide to modify, postpone or suspend repurchase offers. If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Trustees may seek to implement new procedures reasonably designed to provide shareholders with substantially the same liquidity for shares as would be available under the procedures described above.

The Adviser or its affiliates may own a substantial portion of the Fund’s shares and may elect to participate in any repurchase offers made by the Fund on the same terms as any other shareholder. Therefore, because each repurchase offer will be limited to a specified percentage of the Fund’s outstanding shares, other tendering shareholders could have a smaller portion of their shares repurchased by the Fund as a result of tenders by the Adviser or its affiliates than would have been the case absent such tenders.

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Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of shares also may result in the Fund incurring redemption, withdrawal or similar fees charged by one or more Portfolio Funds. The Adviser intends to take measures, subject to such policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

A shareholder tendering for repurchase only a portion of its shares may be required to maintain a minimum investment in the Fund of at least $ 25 ,000 (or any lower amount set by the Board of Trustees) after giving effect to the repurchase. If a shareholder tenders an amount that would cause its holdings to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the shareholder so that the required minimum balance is maintained.

The Fund will assume all fees and expenses related to the process of a repurchase of shares. These fees and expenses include, but are not limited to, legal fees, filing fees, publication fees, and printing and mailing costs of tender offer documentation.

Compulsory Repurchases

The Fund may repurchase the shares, or any portion of them, held by a shareholder or any person acquiring shares from or through a shareholder compulsorily in accordance with the terms of its Declaration of Trust and the 1940 Act, including Rule 23c-2 under the 1940 Act (a “Compulsory Repurchase”). The Board of Trustees may determine to compulsorily redeem a shareholder’s shares if it determines, in its sole discretion, that:

●	the shares have been transferred in violation of the Declaration of Trust or Bylaws;

●	ownership of the shares by a shareholder or other person is likely to cause the Fund to be in violation of, or subject the Fund to new or additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

●	continued ownership of the shares by a shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences; or

●	any of the representations and warranties made by a shareholder or other person in connection with the acquisition of shares was not true when made or has ceased to be true.

Any Compulsory Repurchase for less than all of the shares of the Fund shall be made in such a manner as will not discriminate unfairly against any holder of the shares. In the event that the Board of Trustees determines that the Fund should, without the consent of the shareholder, repurchase the shares of such shareholder, or any person acquiring shares from or through the shareholder, such repurchases will be subject to the following repurchase mechanism unless otherwise determined by the Board of Trustees:

•	shares (or portions thereof) will be valued as of the “Compulsory Repurchase Valuation Date” (which date, unless otherwise determined by the Board of Trustees, shall be the last business day of the month in which the Fund intends to repurchase the shares);

•	promptly after the Board of Trustees determines that the Fund should repurchase the shares of a shareholder, or any person acquiring shares from or through a shareholder, pursuant to the authority
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granted in the Declaration of Trust or Bylaws, the Fund will give to such person whose shares (or portion thereof) have been called for repurchase (a “Compulsorily Repurchased Shareholder”) notice of the Fund’s intent to repurchase the shares and the expected Compulsory Repurchase Valuation Date for such shares;

•	promptly after the Compulsory Repurchase Valuation Date, the Fund will pay 95% of the value if all shares owned by a Compulsorily Repurchased Shareholder . This amount will be subject to adjustment after completion of the annual audit of the Fund’s financial statements for the fiscal year in which the Compulsory Repurchase is effective, and any balance due will be paid promptly after completion of the Fund’s audit.

Transfer Restrictions

There is no public market for the Fund’s shares, and none is expected to develop. The Fund does not list its shares on a stock exchange or similar market. Shares are transferable only in limited circumstances as described below, and liquidity for investments in shares may be provided only through periodic repurchase offers by the Fund. If a shareholder attempts to transfer shares in violation of the Fund’s transfer restrictions, the transfer will not be permitted and will be void. An investment in the Fund is , therefore , suitable only for investors that can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

Except as otherwise described below, no person may become a substituted shareholder without the written consent of the Fund. Shares held by a shareholder may be transferred (including any pledge or assignment of shares) only:

•	by operation of law as a result of the death, divorce, bankruptcy, insolvency, adjudicated incompetence, dissolution, merger, reorganization or termination of the shareholder; or

•	with the written consent of the Fund, which may be withheld in the sole discretion of the Board of Trustees or its delegate.

Notice to the Fund of any proposed transfer of shares must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor (or investor’s beneficial owners in certain circumstances) be an Eligible Investor. Notice of a proposed transfer of shares must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee. The Fund generally will not consent to a transfer of shares by a shareholder if, after the transfer of the shares, the balance of the account of any transferee or the transferor would be less than $20,000 (or any lower amount set by the Board of Trustees). In addition, any shares transferred by operation of law so that the balance of the account of any transferee or the transferor is less than $20,000 (or any lower amount set by the Board of Trustees) will be subject to repurchase by the Fund. A shareholder transferring shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund or the Transfer Agent in connection with the transfer. In connection with any request to transfer shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

The Fund reserves the right to revise the transfer restrictions on the shares at any time upon thirty (30) days’ notice to shareholders .

In subscribing for shares, a shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser and each other shareholder and any of their respective affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in

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settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that shareholder in violation of the Declaration of Trust, Bylaws or policies adopted by the Board of Trustees or any misrepresentation made by that shareholder or a substituted shareholder in connection with any such transfer.

DISTRIBUTION POLICY

Distribution Policy

The Fund intends to make distributions on an annual basis in aggregate amounts representing substantially all of the Fund’s taxable income (including realized short-term gains), if any, earned during the year. Any long-term capital gains will be paid out once a year (unless otherwise permitted by the Investment Company Act or any exemptive relief provided by the SEC).

The Fund also may pay a special distribution in any calendar year if necessary to comply with U.S. federal income tax requirements. The Fund will make distributions only if authorized by the Fund’s Board of Trustees and declared by the Fund out of assets legally available for these distributions. Distributions to a shareholder that constitute a return of capital (i.e., distributions in excess of the Fund’s current or accumulated earnings and profits) will be tax-free up to the amount of the shareholder’s current tax basis in his or her shares, with any distribution amounts exceeding such basis treated as capital gain. See “U.S. Federal Income Tax Considerations.”

Section 19(a) of the Investment Company Act generally provides that it is unlawful for any investment company to pay any distribution from any source other than its accumulated undistributed net income (not including profits or losses realized on the sale of securities) or its net income for the current or preceding fiscal year unless the payment is accompanied by a written statement disclosing the source of the payment. If the Fund pays any distribution that is characterized as a return of capital or from another source requiring disclosure, the Fund will provide shareholders with a notice in compliance with Rule 19a-1 under the Investment Company Act. Shareholders are encouraged to review such notices carefully. Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder generally prohibit multiple long-term capital gains distributions throughout the year (with certain exceptions).

Unless the registered owner of shares elects to receive cash, all dividends distributed on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

DIVIDEND REINVESTMENT POLICY

The Fund will operate under a dividend reinvestment policy administered by Ultimus Fund Solutions, LLC (the “ Transfer Agent”). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions

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(each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at Equi Multi-Strategy Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 541150, Omaha, Nebraska 68154 or Via Overnight Mail: 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474.    Such written notice must be received by the Agent 30 days prior to the record date of the Distribution, or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share.

The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy.  Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned.  The Fund will issue certificates in its sole discretion.  The Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Agent at Equi Multi-Strategy Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 541150, Omaha, Nebraska 68154 or Via Overnight Mail: 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. Certain transactions can be performed by calling the toll-free number [Administrator Phone Number].

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U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information.  There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan.  In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements. Shareholders will not be subject to the alternative minimum tax.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy.  For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash, or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset).  A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide

47

shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on April 21, 2023. The Fund’s Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares .  The Fund does not intend to hold annual meetings of its shareholders. The Fund acquired all of the assets and liabilities of Equi Growth Fund (QP), Equi Growth Fund, and Equi Balanced Fund (each a “Predecessor Fund”), each a private fund that was converted into the Fund, in a tax-free reorganization on [_____] (the “Reorganization”). In connection with the Reorganization, shares of each Predecessor Fund were exchanged for Class I shares of the Fund. The Predecessor Funds had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Predecessor Fund was managed by the Adviser .

Shares

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the same class of the Fund. See “Dividend Reinvestment Policy.” The 1940 Act may limit the payment of dividends to the holders of shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund’s transfer agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Fund’s transfer agent will maintain an account for each shareholder upon which the registration of shares is recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. The Administrator will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

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The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.  The Trustees are elected for indefinite terms and do not stand for reelection.  A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter.  The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation.   The Declaration of Trust requires a pre-suit demand upon the Trustees in order for shareholders to bring a derivative suit. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 250, Cincinnati, OH 45246, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best-efforts basis, subject to various conditions. The Distributor is an affiliate of the Administrator. The Fund’s Class I shares are offered for sale through the Distributor or through the [Equi App], which is operated by the Adviser, at net asset value. The Distributor also may enter into agreements with financial intermediaries for the sale and servicing of the Fund’s shares. In reliance on Rule 415, the Fund intends to offer to sell an unlimited number of its shares, on a continual basis, through the Distributor and through the [Equi App]. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares but will use its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange , and the Distributor will not act as a market marker in Fund shares. Class I shares are not currently subject to a Distribution Fee.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale and servicing of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a financial intermediaries’ registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries. The Additional Compensation may differ among financial intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts or based on the aggregate value of outstanding shares held by shareholders introduced by the financial intermediary or determined in some other manner. The receipt of Additional Compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. Additionally, the Adviser or its affiliates pay a servicing fee to the Distributor and for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Adviser may reasonably request.

The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability

49

resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement. The Distributor may, from time to time, perform services for the Adviser and its affiliates in the ordinary course of business.

Prior to the initial public offering of shares, the Adviser purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Purchasing Shares

Shares of the Fund are offered continuously on a monthly basis. Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Administrator , the Fund’s administrator.  The returned check and stop payment fee is currently $25.  Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Equi Multi-Strategy Fund to:

Equi Multi-Strategy Fund
c/o Ultimus Fund Solutions, LLC,

Via Regular Mail: P.O. Box 541150, Omaha, Nebraska 68154 or

Via Overnight Mail: 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, postdated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $25.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

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To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at [Administrator Phone Number] for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.  The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)
Credit: Ultimus Fund Solutions, LLC
Account #: (number provided by calling toll-free number above)
Further Credit:
Equi Multi-Strategy Fund
(shareholder registration)
(shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact the Administrator to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $[ ] on specified days of each month into your established Fund account. Please contact the Fund at [Administrator Phone Number] for more information about the Fund’s Automatic Investment Plan.

By the [Equi App]

Investors may purchase shares of the Fund through the [Equi App], which is available for download at app.equi.com. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day. Trades placed through the [Equi App] must be received by or prior to market close.

To initiate an investment via the Equi App, the investor must first be pre-qualified through the on-line application and request access. If the investor is qualified, the investor is notified and granted access to the Adviser’s platform. From there, the investor can select the Fund and subscribe in accordance to the terms of this Prospectus. The investor will need to provide details on the amount they intend to invest, provide a payment method, and meet KYC-AML verification requirements. The investor will electronically fill out and sign any necessary subscription and tax documentation on the Equi App as well.

By Telephone

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Investors may purchase additional shares of the Fund by calling [Administrator Phone Number].  If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, the Administrator will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call the Administrator at [Administrator Phone Number] for additional assistance when completing an application.

If the Administrator does not have a reasonable belief of the identity of a customer, the account will be rejected, or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchase Terms

The minimum initial purchase for Class I shares by an investor is $1,000,000. The Fund reserves the right to waive the investment minimum to a minimum of $25,000 . The Fund may permit a financial intermediary to waive the initial minimum per shareholder for Class A shares in the following situations: broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs; financial intermediaries with clients of a registered investment advisor (RIA) purchasing fund shares in fee based advisory accounts with a $1,000,000 aggregated initial investment across multiple clients; and certain other situations deemed appropriate by the Fund. The Fund’s Class I shares are offered for sale through its Distributor at net asset value. The price of the shares during the Fund’s continuous offering will fluctuate over time with the net asset value of the shares.

Class I Shares

Class I shares will be sold at the prevailing NAV per Class I share and are not subject to any upfront sales charge. The Class I shares are not subject to a Distribution Fee, shareholder servicing fees, or contingent deferred sales charges. Class I shares may only be available through certain financial intermediaries and for shareholders who were shareholders of the Predecessor Funds. Because the Class I shares of the Fund are sold at the prevailing NAV per Class I share without an upfront sales charge, the entire amount of your purchase is invested immediately. However, for all accounts, Class I shares require a minimum investment of $1,000,000, while subsequent investments may be made with $5,000. The Fund reserves the right to waive the investment minimum to a minimum of $25,000.

LEGAL MATTERS

Certain legal matters in connection with the shares will be passed upon for the Fund by Greenberg Traurig LLP, 3333 Piedmont Road NE, Suite 2500, Atlanta, GA 30305.

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REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household.  Once implemented, a shareholder must call [Administrator Phone Number] to discontinue householding and request individual copies of these documents.  Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RSM US, LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.   RSM US, LLP is located at 80 City Square, Boston, MA 02129 .

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file Nos. 333-271760 and 811-23873). The complete Registration Statement may be obtained from the SEC at www.sec.gov.  See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

[To be updated]

General Information and History	1
Investment Objective and Policies	2
Repurchases and Transfers of Shares	11
Management of the Fund	17
Codes of Ethics	25
Proxy Voting Policies and Procedures	26
Control Persons and Principal Holders	26
Investment Advisory and Other Services	27
Portfolio Manager	31
Allocation of Brokerage	32
Tax Status	33
Other Information	37
Independent Registered Public Accounting Firm	38
Financial Statements	38
Appendix A – Equilibrium Ventures, LLC Proxy Voting Policies and Procedures	43

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NOTICE OF PRIVACY POLICY & PRACTICES

Information We Collect About You and How We Collect It

We collect several types of information from and about users of services via forms supplied to customers and potential customers and our web site, including the following categories of information:

(i)                 Identifiers. Legal name, postal address, email address, telephone number, password, social security number, birthdate, marital status, tax identification number, bank account information, driver’s license number, passport number, or copies of ID cards or other forms of identification.

(ii)              Contact Information. Residence address, principal place of business address, email address, and telephone numbers.

(iii)            Financial/Transaction Information. Bank account information, payment, and/or billing details.

(iv)             Investment Information. Investment objectives, prior investment experience, prior investment activity and documentation, and service-related investment terms and information.

(v)               Communications. Email or Website based communications and responses.

(vi)             Content. Any content which you provide to be posted or displayed (hereinafter, “posted”) on our Website, including but not limited to account profiles, preference

55

                      settings, and other contributions.

(vii)          Personal information categories listed in the California Civ. Code Section 1798.0(e), if applicable, including, name, signature, Social Security number, physical characteristics or description, address, telephone number, passport number, driver’s license or state identification card number, bank account number.

(viii)        Internet or other similar network activity. Internet protocol (IP) address, your login information, browser type and version, the equipment you use to access our website (“Website”), and usage details.

We collect this information:

(i)                 Directly from you when you provide it to us.

(ii)              Automatically as you navigate through our Website. Information collected automatically may include usage details, IP addresses, and information collected through cookies, web beacons, and other tracking technologies.

(iii)            From third parties, for example, our customers, business partners, and third-party services used by our Website to provide technical, customer, and sales support functions.

The information we collect on or through our Website may include:

(i)                 Information that you provide by filling in forms or posting materials on our Website. This includes information provided at the time of registering to use our Website, creating or updating account profiles, and posting documents and other

56

                      materials. We may also ask you for information when you report a problem with our Website.

(ii)              Records and copies of your correspondence (including email addresses).

(iii)            Your responses to surveys that we might ask you to complete for research purposes.

(iv)             Information posts or transmissions to third parties are done at your own risk.

Additionally, we cannot control the actions of other users of our Website with whom you may choose to share access and cannot and do not guarantee that your posts or transmitted material will not be viewable by others.

As you navigate through and interact with our Website, we may use automatic data collection technologies to collect certain information about your equipment, browsing actions, and patterns, including:

(i)                 Details of your visits to our Website, including traffic data, location data, logs, and other communication data and the resources that you access and use on our Website.

(ii)              Information about your computer and internet connection, including your IP address, operating system, browser type, and crash data.

(iii)            The information we collect automatically may include personal information. Such information helps us to improve our Website and to deliver better and more personalized services, including by enabling us to:

(a)                  Estimate our audience size and usage patterns.

(b)                  Store information about your preferences, allowing us to customize our

57

                      Website according to your individual interests.

(c)                  Speed up your searches.

(d)                  Recognize you when you return to our Website.

The technologies we use for this automatic data collection may include:

(i)                 Cookies (or browser cookies). A cookie is a small file placed on the hard drive of your computer. You may refuse to accept browser cookies by activating the appropriate setting on your browser. However, if you select this setting you may be unable to access certain parts of our Website. Unless you have adjusted your browser setting so that it will refuse cookies, our system will issue cookies when you direct your browser to the Website.

(iv)             Web Beacons. Pages of the Website and our emails may contain small electronic files known as web beacons (also referred to as clear gifs, pixel tags, and single-pixel gifs) that permit us, for example, to count users who have visited those pages or opened an email and for other related statistics (for example, recording the popularity of certain content and verifying system and service integrity).

(v)               Third Party Services. We may use third-party services, such as Google Analytics, to help understand your use of the Website.

(vi)             You may set preferences by utilizing the Google Analytics Opt Out Browser and similar features for other Third-Party Services, but such preference

58

                      may prevent you from accessing certain information or using certain services offered on the Website.

We do not intentionally collect personal information automatically, but we may tie automatically collected information to personal information about you that we collect from other sources you provide to us.

We do not currently respond to Do Not Track signals that provide a method to opt out of the collection of information about users’ activities. If we do so in the future, we will update this privacy policy accordingly.

FACTS	WHAT DOES EQUI DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do to collect, share, and protect your personal information.
What?

The types of personal information we collect, and share depend on the product or service you apply for or have with us. This information can include:

Social Security number, income, and employment information.

Account balances, transaction history, and credit information

Assets and investment experience.

We use information that we collect about you or that you provide to us, including any personal information:

●        To provide you with information, products, or services that you request from us.

●        To fulfill any other purpose for which you provide it.

●        To provide you with notices about your user and account registration.

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●        To carry out our obligations and enforce our rights arising from any contracts entered into between you and us, or between us and our customers.

●        To notify you about changes to the Website or any products or services we offer or provide through it, including important services-related notices, updates to our privacy policy and Terms of Use

●        In any other way we may describe when you provide the information.

●        For any other purpose with your consent.

●        We will only retain your information for as long as necessary to fulfill our service obligations. To determine the appropriate retention period of your information, we consider the amount, nature, and sensitivity of the information, the potential risk of harm from unauthorized use or disclosure of the information, and the applicable legal and regulatory requirements.

●        We will not sell any of your personal information to any third party for purposes of advertising, soliciting, or telemarketing.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Equi chooses to share; and whether you can limit this sharing.

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Reasons we can share your personal information	Does Equi share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes.	No.
For our marketing purposes— to offer our products and services to you	Yes.	No.
For joint marketing with other financial companies	No	N/A.
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes.	No.
For our affiliates’ everyday business purposes— information about your creditworthiness	Yes.	Yes.
For our affiliates to market to you	No.	N/A.
For nonaffiliates to market to you	No	N/A

We may also disclose your personal information:

●	To comply with any court order, law, or legal process, including to respond to any government or regulatory request.
●	To enforce or apply our terms of service and other agreements, including for enforcing contracts or policies, reporting on security breaches, or assisting with investigating and preventing fraud or security incidents.
●	If we believe disclosure is necessary or appropriate to protect the rights, property, or safety of Equi our customers, or others.

To limit our sharing

Email us at: privacy@equi.com or call us at: (415) 707-1807

Mail the form below

Please note:

If you are a new customer, we can begin sharing your information 45 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Email us at: privacy@equi.com or call us at: (415) 707-1807

Who we are
Who is providing this notice?	Equi
What we do
How does Equi protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Equi collect my personal information?

We collect your personal information, for example, when you

●        Request information on the equi.com website

●        Apply to open an account with us

●        Subscribe for interests in funds managed by us

We also collect your personal information from others, such as such as fund administrators, identity verification and “know your customer” service providers, affiliates, or other companies.

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Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

●        Sharing for affiliates’ everyday business purposes—information about your creditworthiness

●        Affiliates from using your information to market to you

●        Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include Towards Equilibrium LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
Other important information

Do not call policy. This notice is our Do Not Call Policy under the Telephone Consumer Protection Act. We do not solicit via telephone numbers listed on the state or federal Do Not Call lists, unless the law allows. Our employees receive training on how to document and process telephone marketing choices. Consumers who ask not to receive telephone solicitations from us will be placed on our Do Not Call list and will not be called in future campaigns, including those of our affiliates.

Call Monitoring and Recording. If you communicate with us by telephone, we may monitor or record the call.

For Nevada residents only. We are providing you this notice under state law. You may be placed on our internal Do Not Call List by following the directions in the To Limit Our Sharing section. Nevada law requires we provide the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington St., Suite 3900, Las Vegas, NV 89101; Phone number: 702.486.3132; email: aginfo@ag.nv.gov; Equilibrium Ventures, LLC, 8911 North Capital of Texas Hwy, Suite 4200-054, Austin, TX 78759; privacy@equi.com.

For California residents only. The California Consumer Privacy Act (CCPA) gives California residents certain rights concerning defined non-public “personal information”.

Categories of information collected include:

●        Identifiers.

●        Personal information categories listed in the California Customer Records statute (Cal. Civ. Code Section 1798.0(e)).

In the preceding twelve (12) months, we have disclosed identifiers and personal information categories to contractors, service providers, and other third parties we use to support our business and who are bound by contractual obligations to keep personal information confidential and use it only for the purposes for which we disclose it to them.

In the preceding twelve (12) months, we have not sold any of your personal information.

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The CCPA provides California users with specific rights regarding their personal information including:

●        Access to Specific Information and Data Portability Rights. You have the right to request a statement about our collection of your personal information over the past twelve (12) months. Upon receipt of a verifiable user request, we will disclose to you the categories of personal information collected, our business or commercial purpose for collecting that information, any third-parties who we have disclosed such information if we sold or disclosed any personal information for a business or commercial purpose.

●        Deletion Request Rights. You have the right to request that we delete your personal information, subject to certain exceptions. Upon receipt of a verifiable user request, we will delete (and direct any third parties who we have disclosed such information to delete) your personal information from our records, unless an exception applies. We may deny your deletion request if retention of the information is required for us to complete the transaction for which we collected the personal information, detect, protect, and prosecute against illegal activity, debug and repair products, and comply with a legal obligation.

●        California’s “Shine the Light” law (Civil Code Section § 1798.83) permits users of the Website that are California residents to request certain information regarding our disclosure of personal information to third parties for their direct marketing purposes.

To exercise any of the rights specified above, please submit a verifiable user request to us by emailing us at privacy@equi.com.. Please provide sufficient information that allows us to reasonably verify you are the person from whom we collected personal information, and describe your request sufficiently for us to understand, evaluate, and respond to it. We cannot respond to the request if we are unable to verify your identity and confirm the personal information relates to you. We will respond to a verifiable user request within forty-five (45) days of receipt by mail or electronically, including any basis for denial of a request to delete. If we require additional time to respond (up to ninety (90) days), we will inform you of the reason and extension in writing to the email connected to your user account.

Residents of California, New Mexico, North Dakota, and Oregon. We will not share information we collect about you with nonaffiliates, unless the law allows. For example, we may share information with your consent, to service your accounts, or to provide rewards or benefits you are entitled to. We will limit sharing among our companies to the extent required by law.

Other Important Information For Vermont Customers. We will not disclose information about your creditworthiness to our affiliates and will not disclose your personal information, financial information, credit report, or health information to nonaffiliated third parties to market to you, other than as permitted by Vermont law, unless you authorize us to make those disclosures. For additional information concerning our privacy policies email us at: privacy@equi.com or call us at: (415) 707-1807

For EU Customers.

Equi is the Controller/Processor for purposes of the General Data Protection Regulation (“GDPR”). If you are a resident of the European Union, you have the rights under this privacy policy and by law, to:

●        Access Your Personal Data. You have the right to obtain a copy of the information collected by us.

●        Rectification. You have the right to request the modification of your information, including the correction of errors and updating of incomplete information.

●        Erasure. You have the right to deletion or removal of your personal information from the Website or any other records in which it is stored when such information is no longer necessary in relation to the purpose it was collected. You also have the right to request deletion where you have exercised your right to object to processing.

●        Restrict Data Processing. You have the right to request that all processing of your information be stopped to (1) contest the accuracy of such information; (2) where such information processing is unlawful; (3) where the Controller/Processor no longer needs the information for processing, (4) or where you have exercised your right to object to processing.

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●        Notification. You have the right to be notified about the uses of your personal information including any rectification, erasure, or restriction of processing.

●        Data Portability. You have the right to receive the personal information provided to us through automated means, in a structured, commonly used machine-readable format, or to have that information transmitted to another controller.

●        Objection. You have the right to object to the processing of your personal information where we are relying on legitimate interest as the legal basis for our processing and there is something about your particular situation, which makes you want to object to the processing of your information. You also have the right to object where personal information is processed for direct marketing purposes.

●        Reject Automated Individual Decision-Making. You have the right not to be subject to a decision based solely on automated processing, including profiling unless subject to the creation or performance of a contract or such processing is based on your explicit consent.

●        Withdraw Consent. You have the right to withdraw consent where we are relying on consent to process your information. If you withdraw consent, we may not be able to provide you with full access to the Website or services related to its functionalities. We will provide you with a notification at the time you withdraw consent.

You will not have to pay a fee to access your personal information or to exercise any of the rights. We may, however, charge a reasonable fee if your request is manifestly unfounded, repetitive or excessive, or we may refuse to act upon the request.

To exercise the rights specified above or submit a complaint, please submit a verifiable user request to us by emailing us at privacy@equi.com. Please provide sufficient information that allows us to reasonably verify you are the person from whom we collected personal information, and describe your request sufficiently for us to understand, evaluate, and respond to it. We cannot respond to the request if we are unable to verify your identity and confirm the personal information is yours. We will respond to a verifiable user request within thirty (30) days of receipt by mail or electronically, including any basis for denial of a request. If we require additional time to respond, we will inform you of the reason and extension in writing. If you have submitted a complaint and feel that it has not been adequately resolved, you have the right to contact your local data protection supervisory authority.

Personal Information from Children under the Age of 18

We do not knowingly collect personal information from children under 18. If we learn we have collected or received personal information from a child under 18 without verification of parental consent, we will delete that information. If you believe we might have any information from or about a child under 18, please contact us as indicated above.

2                    Accessing and Correcting Your Information

You can review and change various portions of your personal information by logging into the Website and visiting your user/investor account profile(s). You may also send us an email at privacy@equi.com or call us at (415) 707-1807to request access to, correct, or delete any personal information that you have provided to us. We cannot delete your personal information except by also deleting your user account(s). We may not accommodate a request to change information if we believe the change would violate any law or legal requirement or cause the information to be incorrect.

If you delete your user account(s) from the Website, copies of your account information may remain viewable in cached and archived pages, in archived pages related to fund investments, or that might have been copied or stored by other Website users. Proper access and use of information provided on the Website, including user or third-party posting, is governed by our Terms of Use.

3                    Data Security

We have implemented measures designed to secure your personal information from accidental loss and from unauthorized access, use, alteration, and disclosure. The use of, and access to, your personal information by us is restricted to employees and third

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parties who need to know that information to provide services to you. All information you provide to us is stored on our secure servers behind firewalls. Personal information will be encrypted using industry-standard encryption mechanisms.

The safety and security of your information also depend on you. Where we have given you (or where you have chosen) a password for access to certain parts of the Website, you are responsible for keeping this password confidential. We ask you not to share your password with anyone.

As part of your user account, you may authorize any number of users to view your information with both the right to invite and revoke these permissions at any time. Customers are encouraged to secure their profiles via two- factor authentication.

4                    Changes to Our Privacy Policy

It is our practice to post any changes we make to this policy with a notice on the date it was last revised identified at the top. If we make material changes to how we treat our users’ personal information, we will notify you by email to the primary email address connected with your user account and/or through a notice on the Website home page. You are responsible for ensuring we have an up-to-date active and deliverable email address for you, and for periodically visiting the Website and this privacy policy to check for any changes.

Mail-in Form – alternative method to restrict disclosure of confidential information
Leave Blank OR	Mark any/all types of personal information that you want to limit:
If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below.

☐ Do not share information about my creditworthiness with your affiliates for their everyday business purposes.

☐ Do not allow your affiliates to use my personal information to market to me.

☐ Do not share my personal information with nonaffiliates to market their products and services to me.

☐ Apply my choices only to me	Name	Mail to:
	Address	Equilibrium Ventures LLC
8911 North Capital of Texas Hwy, Suite 4200-054
	City, State, Zip	Austin, TX 78759
Account #

65

Equi Multi-Strategy Fund

Class I Shares ([Ticker]) of Beneficial Interest

[Date]

Investment Adviser

Equilibrium Ventures, LLC

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus in accordance with the terms of the dealers’ agreements with the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

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APPENDIX A

INVESTOR QUALIFICATIONS

In order to be eligible to purchase shares of the Fund, a prospective investor must qualify as an “Accredited Investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) by meeting one of the following eligibility criteria. The prospective investor is an Accredited Investor if it is:

(1)         a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

(2)        a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended;

(3) any investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state;

(4)        any investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act of 1940;

(5)        an insurance company as defined in Section 2(13) of the Securities Act;

(6)         an investment company registered under the United States Investment Company Act of 1940, as amended , and the rules and regulations promulgated thereunder (the “Investment Company Act ”);

(7)        a business development company as defined in Section 2(a)(48) of the Investment Company Act;

(8)        a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the United States Small Business Investment Act of 1958, as amended;

(9)       any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;

(10)         a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(11)         an employee benefit plan within the meaning of Title I of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and (A) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser , (B) the employee benefit plan has total assets in excess of $5,000,000 , or ( C) such plan is a self-directed plan with investment decisions made solely by persons that are Accredited Investors;

(12)         a private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended , and the rules and regulations promulgated thereunder (the “Investment Advisers Act”);

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(13) one of the following entities which was not formed for the specific purpose of making an investment in the Fund and which has total assets in excess of $5,000,000 : (A) a corporation, limited liability company or partnership; (B) an organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended; or (C) a Massachusetts or similar business trust ;

(14)        a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring shares of the Fund , whose purchase of the shares offered is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in such shares;

(15)        a company (including its directors, partners, members, managers, trustees, and employees acting within the scope of their position or employment) that: (1) has no clients other than family clients; provided that if a person that is not a family client becomes a client of the family office as a result of the death of a family member or key employee or other involuntary transfer from a family member or key employee, that person shall be deemed to be a family client for purposes of this section for one year following the completion of the transfer of legal title to the assets resulting from the involuntary event; (2) is wholly owned by family clients and is exclusively controlled (directly or indirectly) by one or more family members and/or family entities; and (3) does not hold itself out to the public as an investment adviser (a “family office”): (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring shares in the Fund, and (iii) whose investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

(16)         any family client of a family office meeting the requirements above and whose investment in the Fund is directed by such family office;

(17)        any other entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;

(18)       an irrevocable trust (a) that is a grantor trust for federal tax purposes and the grantor(s) is/are the sole source of funding; (b) where all of the grantors are Accredited Investors , (c) where the grantor(s) would be taxed on all income of the trust and sales of trust assets during at least the first 15 years following the investment, (d) where the grantor(s) is/are the trustee(s) with sole investment discretion, (e) where the entire amount of the grantor’s(s’) contribution plus a rate of return would be paid to the grantor prior to any other payments, (f) that was established by the grantor(s) for estate planning purposes, and (g) where creditors of the grantor(s) would be able to reach the grantor’s(s’) interest in the trust;

(19)       a natural person whose individual net worth1 (or aggregate net worth with such person’s spouse or a cohabitant occupying a relationship generally equivalent to that of a spouse (“spousal equivalent”)) exceeds $1,000,000;2

1 For purposes of this item, “net worth” means the excess of total assets at fair market value, including cash, stock, securities, personal property and real estate (other than your primary residence), over total liabilities (other than a mortgage or other debt secured by your primary residence). In the event that the amount of any mortgage or other indebtedness secured by your primary residence exceeds the fair market value of the residence, that excess liability should also be deducted from your net worth. Any mortgage or indebtedness secured by your primary residence incurred within 60 days before the time of the sale of the securities offered hereunder, other than as a result of the acquisition of the primary residence, shall also be deducted from your net worth.

2 Legislation also authorizes the SEC to make further adjustments to the net worth test during and after 2014. Investors who qualify to acquire shares of the Fund will be allowed to continue to hold such shares even if qualifying standards increase.

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(20)       a natural person who had an individual income3 in excess of $200,000 in each of the two most recent years and who reasonably expects to have an individual income in excess of $200,000 in the current year, or who had joint income4 in excess of $300,000 in each of the two most recent years and who reasonably expects to have joint income in excess of $300,000 in the current year;5

(21)       a director, executive officer, or general partner of the Fund; or

(22)       a natural person holding in good standing one or more of the following professional certifications or designations or credentials from an accredited educational institution: Series 7, Series 65, or Series 82 licenses;

(23)       an employee of the Fund (other than an employee performing solely clerical, secretarial or administrative functions with regard to such company or its investments) who, in connection with his or her regular functions or duties, participates in the investment activities of the Fund, or other investment companies the investment activities of which are managed by such employee of the Fund; provided that such employee has been performing such functions and duties for or on behalf of the Fund, or substantially similar functions or duties for or on behalf of another company for at least 12 months; or

(24)        an entity in which all of the equity owners are Accredited Investors.

3 For purposes of this item, “individual income” means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), received; (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040; (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; (iv) amounts contributed to an Individual Retirement Account (as defined in the Code) or Keogh retirement plan; (v) alimony paid; (vi) any elective contributions to a cash or deferred arrangement under Section 401(k) of the Code; and (vii) for applicable taxable years, any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

4 For purposes of this item, “joint income” means adjusted gross income as reported for U.S. federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), received; (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040; (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; (iv) amounts contributed to an Individual Retirement Account (as defined in the Code) or Keogh retirement plan; (v) alimony paid; (vi) any elective contributions to a cash or deferred arrangement under Section 401(k) of the Code; and (vii) for applicable taxable years, any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

5 Legislation also authorizes the SEC to make adjustments to the income test once the SEC conducts appropriate rule- making. Investors who qualify to acquire shares of the Fund will be allowed to continue to hold such shares even if qualifying standards increase.

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The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION [ ]

STATEMENT OF ADDITIONAL INFORMATION DATED [ ]

Equi Multi-Strategy Fund

Class I Shares ([Ticker]) of Beneficial Interest

Principal Executive Offices

c/o Equilibrium Ventures, LLC

8911 North Capital of Texas Highway

Suite 4200-054

Austin, TX 78759

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the Class I prospectus of the Fund, dated [ ] (the “Prospectus”), as it may be supplemented from time to time.  The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI).  Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus.  This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at [Phone Number] or by visiting [Website].  Information on the website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The Fund’s filings with the SEC also are available to the public on the SEC’s Internet web site at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549.

TABLE OF CONTENTS

General Information and History	1
Investment Objective and Policies	2
Repurchases and Transfers of Shares	11
Management of the Fund	17
Codes of Ethics	25
Proxy Voting Policies and Procedures	26
Control Persons and Principal Holders	26
Investment Advisory and Other Services	27
Portfolio Manager	31
Allocation of Brokerage	32
Tax Status	33
Other Information	37
Independent Registered Public Accounting Firm	38
Financial Statements	38
Appendix A – Equilibrium Ventures, LLC Proxy Voting Policies and Procedures	43

GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, diversified, closed-end management investment company fund (the “Fund” or the “Trust”).  The Fund was organized as a Delaware statutory trust on April 21, 2023. The Fund’s principal office is located at c/o Equilibrium Ventures, LLC, 8911 North Capital of Texas Highway, Suite 4200-054, Austin, TX 78759, and its telephone number is 310-922-8955. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. The Fund acquired all of the assets and liabilities of Equi Growth Fund (QP), Equi Growth Fund, and Equi Balanced Fund (each a “Predecessor Fund”), each a private fund that was converted into the Fund, in a tax-free reorganization on [_____] (the “Reorganization”). In connection with the Reorganization, shares of each Predecessor Fund were exchanged for Class I shares of the Fund. The Predecessor Funds had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Predecessor Fund was managed by the Adviser.

Certain additional investment information is set forth below. The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, on a class-specific basis, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund offers Class I shares. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s primary investment objective is capital appreciation with a secondary focus on capital preservation.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less.  The Fund may not:

(1)	Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2)	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3)	Purchase securities on margin, but may sell securities short and write call options.

(4)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(5)	Invest more than 25% of the market value of its assets in the securities of companies or entities engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities, as well as to investments in investment companies that primarily invest in such securities.

(6)	Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(8)	Make loans of money or property to any person, except through loans of portfolio securities up to a maximum of 33 1/3% of the Fund’s total assets, the purchase of debt securities, including bank loans (senior loans) and participations therein, or the entry into repurchase agreements up to a maximum of 33 1/3% of the Fund’s total assets .

(9)	With respect to 75% of its total assets, the Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies; and (iii) obligations of the United States Government, its agencies, or instrumentalities.

Except for the Fund’s policy with respect to borrowing, any investment restriction or limitation that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, the Fund invests in Underlying Investments, general investments funds not registered due to the exemption under with Section 3(c)(1) or 3(c)(7) of the Investment

Company Act (“Private Investment Funds”). No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful. The Fund’s investment adviser is Equilibrium Ventures, LLC (the “Adviser”). The Adviser is responsible for allocating the Fund’s assets among various securities using its investment strategies, subject to policies adopted by the Fund’s Board of Trustees.  Additional information regarding the types of securities and financial instruments is set forth below.

Private Investment Funds

The Fund will invest in Private Investment Funds. Private Investment Funds typically accept investments on a quarterly basis, have quarterly repurchases, and do not have a defined termination date.

In addition to diversification across property type and geographic markets, Private Investment Funds may diversify by differing underlying economic drivers, including anticipated job growth, population growth or inflation. No specific limits have been established within the Fund’s investment guidelines for property type and geographic investments; however, many of the Private Investment Funds have net asset value (“NAV”) limitations for any one individual property held by such Funds relative to the NAV of the Private Investment Fund’s overall portfolio. While some institutional asset managers will seek diversification across property types, certain Private Investment Funds may have a more specific focus and not seek such diversification, but instead utilize an investment strategy utilizing expertise within specific or multiple property categories.

The Private Investment Funds may utilize leverage, pursuant to their operative documents, as a way to seek or enhance returns. Dependent upon the investment strategy, geographic focus and/or other economic or property specific factors, each Private Investment Fund will have differing limitations on the utilization of leverage. Such limitations are Private Investment Fund specific and may apply to an overall portfolio limitation as well as a property specific limitation. The Fund will limit its borrowing and the overall leverage of its portfolio to an amount that does not exceed 33 1/3% of the Fund’s gross asset value.

Other Investment Companies

The Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of a Fund’s total assets with respect to any one investment company, and (iii) 10% of a Fund’s total assets of investment companies in the aggregate. These risks include the following:

Multiple Layers of Fees. By investing in other investment companies indirectly through the Fund, prospective investors will directly bear the fees and expenses of the Fund’s Advisor and indirectly bear the fees and expenses of other investment companies and other investment companies’ managers as well. As such, this multiple or duplicative layer of fees will increase the cost of investments in the Fund.

Lack of Transparency. The Advisor will not be able to monitor the investment activities of the other investment companies on a continuous basis and the other investment companies may use investment strategies that differ from its past practices and are not fully disclosed to the Advisor and that involve risks that are not anticipated by the Advisor. The Fund has no control over the risks taken by the underlying investment companies in which they invest.

Valuation of Investment Companies. Although the Advisor will attempt to review the valuation procedures used by other investment companies’ managers, the Advisor will have little or no means of independently verifying valuations of the Fund’s investments in investment companies and valuations of the underlying securities held by other investment companies. As such, the Advisor will rely significantly on valuations of other investment companies and the securities underlying other investment companies that are reported by other investment companies’ managers. In the event that such valuations prove to be inaccurate, the net asset value (“NAV”) of the Fund could be adversely impacted and an investor could incur a loss of investment in the Fund.

Use of Leverage. The other investment companies may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments. When other investment companies borrow money or otherwise leverage their portfolio of investments, doing so may exaggerate changes in the NAV of the shares of the other investment companies and in the return on the other investment companies’ investments. Borrowing will also cost other investment companies interest expense and other fees. As such, the value of the Fund’s investments in other investment companies may be more volatile and all other risks (including the risk of loss of an investment in other investment companies) tend to be compounded or magnified. As a result, any losses suffered by other investment companies as a result of their use of leverage could adversely affect the value of the Fund’s investments and an investor could incur a loss of investment in the Fund.

Exchange Traded Funds. ETFs are traded on a securities exchange based on their market value. An investment in an ETF presents the same risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded). In addition, all ETFs will have costs and expenses that will be passed on to the Funds, which will in turn increase the Funds’ expenses. ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV, and as a result, ETFs may experience more price volatility than other types of portfolio investments which could negatively impact the Fund’s NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock. ETFs are also subject to the risks of the underlying securities the ETF holds. Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that the Fund may acquire.

The Fund may invest its assets in private funds employing hedging strategies (commonly known as "hedge funds", i.e., investment funds that would be investment companies but for the exemptions under Rule 3(c)(1) or 3(c)(7) under the 1940 Act). Among other things, the hedge funds may invest in U.S. and non-U.S. equity and debt securities and may engage in leverage, short selling and derivative transactions. Hedge funds typically offer their securities privately without registration under the Securities Act of 1933, as amended (the "1933 Act"), in large minimum denominations (often at least $1 million) to a limited number of high net worth individual and institutional investors hedge funds are not registered as investment companies under the 1940 Act pursuant to an exemption from registration under the 1940 Act.

Typically, investment managers of hedge funds are compensated through asset-based fees and incentive-based allocations. The hedge funds employ a variety of "alternative" investment strategies to achieve attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns) with low correlation to the broad equity and fixed-income markets. "Alternative" investment strategies, unlike "relative return strategies," are generally managed without reference to the performance of equity, debt and other markets. Alternative investment strategies permit the managers of hedge funds to use leveraged or short sale positions to take advantage of perceived inefficiencies in the global capital markets. Alternative investment strategies differ from the investment programs of traditional registered investment companies, such as mutual funds. "Traditional" investment companies are generally characterized by long-only investments and restricted use of leverage.

Foreign Securities

The Fund may invest, directly or indirectly, in non-U.S. real estate companies and other foreign securities. Purchases of foreign securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Emerging Markets Securities

The Fund may invest, directly or indirectly, in issuers domiciled in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility,

(iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Commercial Mortgage-Backed Securities

The Advisor may also invest the Fund’s assets in Commercial Mortgage-Backed Securities (“CMBS”). CMBSs are bonds which evidence interests in, or are secured by, a single commercial mortgage loan or a pool of commercial mortgage loans.

Residential Mortgage-Backed Securities

The Advisor may also invest the Fund’s assets in Residential Mortgage-Backed Securities (“RMBS”). RMBSs are bonds which evidence interests in, or are secured by, a pool of residential mortgage loans.

Money Market Instruments

The Fund may invest, for defensive or diversification purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund or the Adviser deems appropriate under the circumstances. Pending allocation of the offering proceeds of this offering and thereafter, from time to time, the Fund also may invest in these instruments and Other Investment Vehicles. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (the “FDIC”), and repurchase agreements.

Special Investment Techniques

The Fund may use a variety of special investment instruments and techniques to hedge against various risks or other factors and variables that may affect the values of the Fund’s portfolio securities.  The Fund may employ different techniques over time, as new instruments and techniques are introduced or as a result of regulatory developments.  Some special investment techniques that Fund may use may be considered speculative and involve a high degree of risk, even when used for hedging purposes. A hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities.

Derivatives

The Fund may engage in transactions involving options and futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.

A small investment in derivatives could have a substantial impact on the Fund’s performance.  The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If the Fund were to invest in derivatives at an inopportune time, or the Adviser evaluates market conditions incorrectly, the Fund’s derivative investment could negatively impact the Fund’s return, or result in a loss. In addition, the Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

Options and Futures. The Fund may engage in the use of options and futures contracts, so-called “synthetic” options, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter market, or they may be negotiated directly with counterparties. In cases where instruments are purchased over-the-counter or negotiated directly with counterparties, the Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out a position.

The Fund may purchase call and put options on specific securities.  The Fund may also write and sell covered or uncovered call options for both hedging purposes and to pursue the Fund’s investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires.

In a covered call option, the Fund owns the underlying security. The sale of such an option exposes the Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying security during the term of the option.  Using covered call options might expose the Fund to other risks, as well.  For example, the Fund might be required to continue holding a security that the Fund might otherwise have sold to protect against depreciation in the market price of the security.

When writing options, the Fund may close its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security.  If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Fund would liquidate the position by selling the option previously purchased.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by the Fund could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to such company claims an exclusion from regulation as a commodity pool operator.  In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). Therefore, it is not subject to the registration and regulatory requirements of the CEA.

Successful use of futures also is subject to the Adviser’s ability to correctly predict movements in the relevant market.  To the extent that a transaction is entered into for hedging purposes, successful use is also subject to the Adviser’s ability to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may also purchase and sell stock index futures contracts. A stock index futures contract obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract, multiplied by the difference between the settlement price of the contract on the contract’s last trading day, and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.  The Fund may purchase and sell interest rate futures contracts, which represent obligations to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options on Securities Indexes.  The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging or speculative purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the Adviser’s ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment.

Swap Agreements. The Fund may enter into a variety of swap agreements, including equity, interest rate, and index swap agreements.  The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund’s investment objectives and policies.  Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year. In a standard swap transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Additional forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding certain minimum or maximum levels.

Generally, the Fund’s obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss is limited to the net amount of interest payments that a party is contractually required to make.  As such, if the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that it is entitled to receive.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis.  This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  The Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates.  Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the

Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

REDEMPTIONS, REPURCHASES AND TRANSFER RESTRICTIONS

No Right of Redemption

As a closed-end management investment company, the Fund differs from open-end management investment companies (e.g., mutual funds) in that investors in a closed-end fund, such as the Fund, do not have the right to redeem their shares. No public market for shares exists, and none is likely to develop in the future. Shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Fund.

Repurchases of Shares

The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board of Trustees may determine in its sole discretion. Each such repurchase offer will generally be limited to an amount equal to or less than 15 % of the outstanding shares of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board of Trustees will consider the recommendations of the Adviser as to the size and timing of such an offer, as well as a variety of operational, business and economic factors. In determining whether to accept such a recommendation, the Board of Trustees may consider the following factors, among others:

•	whether any shareholders have requested to tender shares to the Fund;

•	the Adviser’s assessment of shareholder liquidity needs and optimal asset allocations (including those of the Adviser’s investment advisory clients);

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from Underlying Investments);

•	the investment activities, any asset segregation obligations and reserve requirements of the Fund;

•	the history of the Fund in repurchasing shares;

•	the availability of information as to the value of the Fund’s interests in underlying Underlying Investments and other assets;

•

the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs; and

any anticipated tax or regulatory consequences to the Fund of any proposed repurchases of shares.

The Fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines, in its sole discretion, to be fair to the Fund and to all shareholders. When the Board of Trustees determines that the Fund will repurchase shares, notice will be provided to shareholders (which notice may be provided through publication in a newspaper of national circulation) describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. To the extent that shareholders tender shares that in the aggregate exceed the percentage of the Fund’s outstanding shares specified for repurchase in that repurchase offer, the Fund may repurchase shares tendered by each tendering shareholder in the same proportion that the percentage of the Fund’s outstanding shares specified in the repurchase offer bears to the total shares tendered. For example, if the Fund makes an offer to repurchase up to 5% of its outstanding shares and receives tenders for 10% of its outstanding shares in the aggregate, the Fund may repurchase from each tendering shareholder 50% of the shares tendered by that shareholder.

Although amounts required to be paid by the Fund to repurchase tendered shares from shareholders will generally be paid in cash, the Fund may, in its discretion, pay all or a portion of the amounts due by an in-kind distribution of securities. The Fund expects not to distribute securities in kind except in limited circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on shareholders not tendering shares for repurchase, or if the Fund receives an in-kind distribution from a Underlying Investment of transferable securities that the Fund cannot liquidate itself prior to making the distribution. The Fund may be limited in its ability to make an in-kind distribution by the Investment Company Act and will only engage in in-kind distributions to the extent permitted by applicable law or any exemptive or other relief obtained from the SEC or its staff. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of shares from shareholders. Any in-kind distribution of securities will be valued in accordance with procedures adopted by the Board of Trustees and will be distributed to all tendering shareholders on a proportional basis.

If the Board of Trustees elects to offer to repurchase shares, the Fund will provide notice of the repurchase offer that explains the terms and conditions of the repurchase (the “offer”). The Fund will provide the offer either by mailing such offer to the shareholder’s address of record on the books of the Transfer Agent or by publishing the offer in a newspaper with a national circulation. The offer will be provided at least 20 business days prior to the final date on which the shareholder must notify the Fund that the shareholder has elected to tender shares to the Fund (a “notice date”).

In light of liquidity constraints associated with investments in Underlying Investments and the possibility that the Fund may have to effect withdrawals from those Underlying Investments to pay for shares being repurchased, the Fund expects to employ the following repurchase procedures:

•	A shareholder choosing to tender shares for repurchase must provide notice of their tender of shares to the Fund, in the form stated in the repurchase offer, by the notice date. The notice date generally will be the 23rd calendar day of the third month prior to that containing the date as of which shares are to be repurchased. Shares or portions of them will be valued as of the “valuation date”, which is generally expected to be the last business day of March, June, September or December. This means, for example, that the notice date for a repurchase offer having a December 31st valuation date would be September 23rd. As a result, the NAV applicable to a repurchase is calculated after a notice date, which means a shareholder will not know the repurchase price until after a shareholder has irrevocably tendered its shares.

•

The Fund will pay the value of the shares repurchased (or as discussed below, 95% of such value if all shares owned by a shareholder are repurchased) no later than the 65th day after the deadline for shareholders to tender shares for repurchase as set forth in the applicable repurchase offer. This amount will be subject to adjustment after completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effective.

•	If 95% or more of a shareholder’s shares are repurchased, the shareholder will receive an initial payment equal to 95% of the value of the shares, and any balance due will be paid promptly after completion of the Fund’s audit.

The Board of Trustees may, pursuant to its discretion, decide to modify, postpone or suspend repurchase offers. If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Trustees may seek to implement new procedures reasonably designed to provide shareholders with substantially the same liquidity for shares as would be available under the procedures described above.

The Adviser or its affiliates may own a substantial portion of the Fund’s shares and may elect to participate in any repurchase offers made by the Fund on the same terms as any other shareholder. Therefore, because each repurchase offer will be limited to a specified percentage of the Fund’s outstanding shares, other tendering shareholders could have a smaller portion of their shares repurchased by the Fund as a result of tenders by the Adviser or its affiliates than would have been the case absent such tenders.

Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of shares also may result in the Fund incurring redemption, withdrawal or similar fees charged by one or more Underlying Investments. The Adviser intends to take measures, subject to such policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

A shareholder tendering for repurchase only a portion of its shares may be required to maintain a minimum investment in the Fund of at least $2 5 ,000 (or any lower amount set by the Board of Trustees) after giving effect to the repurchase. If a shareholder tenders an amount that would cause its holdings to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the shareholder so that the required minimum balance is maintained.

The Fund will assume all fees and expenses related to the process of a repurchase of shares. These fees and expenses include, but are not limited to, legal fees, filing fees, publication fees, and printing and mailing costs of tender offer documentation.

Compulsory Repurchases

The Fund may repurchase the shares, or any portion of them, held by a shareholder or any person acquiring shares from or through a shareholder compulsorily in accordance with the terms of its Declaration of Trust and the 1940 Act, including Rule 23c-2 under the 1940 Act (a “Compulsory Repurchase”). The Board of Trustees may determine to compulsorily redeem a shareholder’s shares if it determines, in its sole discretion, that:

•	the shares have been transferred in violation of the Declaration of Trust or Bylaws;

•	ownership of the shares by a shareholder or other person is likely to cause the Fund to be in violation of, or subject the Fund to new or additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•

continued ownership of the shares by a shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences; or

any of the representations and warranties made by a shareholder or other person in connection with the acquisition of shares was not true when made or has ceased to be true.

Any Compulsory Repurchase for less than all of the shares of the Fund shall be made in such a manner as will not discriminate unfairly against any holder of the shares. In the event that the Board of Trustees determines that the Fund should, without the consent of the shareholder, repurchase the shares of such shareholder, or any person acquiring shares from or through the shareholder, such repurchases will be subject to the following repurchase mechanism unless otherwise determined by the Board of Trustees:

•	shares (or portions thereof) will be valued as of the “Compulsory Repurchase Valuation Date” (which date, unless otherwise determined by the Board of Trustees, shall be the shall be the last business day of the month in which the Fund intends to repurchase the shares);

•	promptly after the Board of Trustees determines that the Fund should repurchase the shares of a shareholder, or any person acquiring shares from or through a shareholder, pursuant to the authority granted in the Declaration of Trust or Bylaws, the Fund will give to such person whose shares (or portion thereof) have been called for repurchase (a “Compulsorily Repurchased Shareholder”) notice of the Fund’s intent to repurchase the shares and the expected Compulsory Repurchase Valuation Date for such shares;

•	promptly after the Compulsory Repurchase Valuation Date, the Fund will pay 95% of the value if all shares owned by a Compulsorily Repurchased Shareholder. This amount will be subject to adjustment after completion of the annual audit of the Fund’s financial statements for the fiscal year in which the Comopulsory Repurchase is effective, and any balance due will be paid promptly after completion of the Fund’s audit.

Transfer Restrictions

There is no public market for the Fund’s shares and none is expected to develop. The Fund does not list its shares on a stock exchange or similar market. Shares are transferable only in limited circumstances as described below, and liquidity for investments in shares may be provided only through periodic repurchase offers by the Fund. If a shareholder attempts to transfer shares in violation of the Fund’s transfer restrictions, the transfer will not be permitted and will be void. An investment in the Fund is therefore suitable only for investors that can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

Except as otherwise described below, no person may become a substituted shareholder without the written consent of the Fund. Shares held by a shareholder may be transferred (including any pledge or assignment of shares) only:

•	by operation of law as a result of the death, divorce, bankruptcy, insolvency, adjudicated incompetence, dissolution, merger, reorganization or termination of the shareholder; or

•	with the written consent of the Fund, which may be withheld in the sole discretion of the Board of Trustees or its delegate.

Notice to the Fund of any proposed transfer of shares must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor (or investor’s beneficial owners in certain circumstances)be an Eligible Investor. Notice of a proposed transfer of shares must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee. The Fund generally will not consent to a transfer of shares by a shareholder if, after the transfer of the shares, the balance of the account of any transferee or the transferor would be less than $20,000 (or any lower amount set by the Board of Trustees). In addition, any shares transferred by operation of law so that the balance of the account of any transferee or the transferor is less than $20,000 (or any lower amount set by the Board of Trustees) will be subject to repurchase by the Fund. A shareholder transferring shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund or the Transfer Agent in connection with the transfer. In connection with any request to transfer shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

The Fund reserves the right to revise the transfer restrictions on the shares at any time upon thirty (30) days’ notice to shareholders.

In subscribing for shares, a shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser and each other shareholder and any of their respective affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that shareholder in violation of the Declaration of Trust, Bylaws or policies adopted by the Board of Trustees or any misrepresentation made by that shareholder or a substituted shareholder in connection with any such transfer.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.  The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), each as amended from time to time, which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of four individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust’s distributor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure   Tory Reiss is the Chair of the Board of Trustees. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chair of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies.

Mr. Reiss may be deemed to be an interested person of the Trust by virtue of his ownership interest in and senior management role at the Adviser. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the Fund. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority of the Board. The Independent Trustees also meet quarterly in executive session without Mr. Reiss. The Independent Trustees have designated Elsie Fletcher to be the lead Independent Trustee. The Lead Independent Trustee is responsible for (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.

The Trust believes that its Chair, the Lead Independent Trustee, the chair of the Audit Committee, the chair of the Governance Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust and each shareholder.

Board Risk Oversight The Board of Trustees is comprised of four trustees, three of whom are Independent Trustees, with a standing independent Audit Committee with a separate chair and a standing independent Governance Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. The Governance Committee assists the Board in adopting fund governance practices and meeting certain “fund governance standards.” Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee. Elsie Fletcher, CFA has 30 years of experience in financial services, including serving as a Chief Investment Officer overseeing $26 B in AUM and as a Managing Director for an institutional asset manager. Jennifer Hoopes has over 20 years of experience in the financial services industry, including 15 in the funds industry, serving as the general counsel of a large financial services company and a principal of a compliance consulting company. James Michael Fields has more than 19 years of experience in the financial services industry, including experience serving as a consultant and officer of financial services companies and is an independent trustee on other closed-end fund boards. Tory Reiss is the CEO of the Fund’s Adviser and the Adviser’s parent company and has robust experience as an investor in hedge funds and founder of financial services companies.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 541150, Omaha, Nebraska 68154 or Via Overnight Mail: 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 .

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Independent Trustees
Elsie Fletcher 1955	Lead Independent Trustee since September 2023	Board Member, GDA Onshore Feeder, LLC, (private investment fund)(since 2/2023); Board Observer, Clear Cut Medical (medical products)(since 2020); Owner, New Millennium Advisors (2018-2022); Board Member, Prime Genomics (biotech)(2020-2022)	1	None
Jennifer Hoopes 1965	Trustee since September 2023	General Counsel, Farm Together, Inc. (farmland asset management)(since 12/2022); Principal, Arch Consulting, LLC (compliance consulting) (since 12/2022); General Counsel, Foreside Financial Group, LLC (2007-2021)	1	None

James Michael Fields 1973	Trustee since September 2023	Independent Consultant, (since 6/2023); Chief Operating Officer, The Strategic Group (2017 – 5/2023)	1	Constitution Capital Access Fund, LLC (closed-end fund)(since 9/2022); Redwood Real Estate Income Fund (closed-end fund) (since 2023)
Interested Trustee
Tory Reiss 1989	Chair, Trustee, President and Principal Executive Officer since September 2023	CEO, Equilibrium Ventures, LLC (since 4/2020); CEO and Owner, Towards Equilibrium Inc. (since 4/2020); Co-Founder, Archblock (stable coin creator) (1/2018 – 1/2020)	1	None
Other Officers
Randi Jean Roessler 1981	Chief Compliance Officer	Director, PINE Advisor Solutions (since 3/2023); Chief Compliance Officer, Davis Selected Advisers, L.P., Davis Funds, Selected Funds, the Clipper Fund Trust, the Davis Fundamental ETF Trust, and Davis Distributors, LLC (1/2018 – 2/2023)	N/A	N/A
Peter Sattelmair 1977	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Director, PINE Advisor Solutions (since 2021); Director of Fund Operations and Assistant Treasurer, Transamerica Asset Management (2014 – 2021)	N/A	N/A
Jennifer Merchant 1975	Secretary

Assistant Vice President, Legal Administration, Ultimus Fund Solutions, LLC (since 2/2022);  Legal Services Director (10/2021 - 2/2022) and Legal Counsel (9/2019 – 10/2021), Washington State Treasurer; Investment Officer, Washington State Investment Board (10/2010 – 9/2019)

			N/A	N/A

Jesse Hallee 1976	Assistant Secretary	Senior Vice President and Associate General Counsel; Ultimus Fund Solutions, LLC, (since 2022); Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); Vice President and Managing Counsel, State Street Bank and Trust Company, (2013 – 2019)	N/A	N/A
*	The term of office for each Trustee and officer listed above will continue indefinitely.
**	The term “Fund Complex” refers to the Fund.

Board Committees

The Board has established two standing committees: the Audit Committee and the Governance Committee.

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees . The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. As of the date of this SAI , the Audit Committee met [__] .

Governance Committee

The Board has a Governance Committee that consists of all the Independent Trustees. The Governance Committee assists the Board of Trustees in adopting fund governance practices and meeting certain fund governance standards. The Governance Committee operates pursuant to a Governance Committee Charter. The Governance Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate.  The Governance Committee generally will consider shareholder nominees to the extent required pursuant to rules under the Securities Exchange Act of 1934. The Governance Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. The Governance Committee meets to consider nominees as is necessary or appropriate. The Governance Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. As of the date of this SAI , the Governance Committee met [].

Trustee Ownership

As of [ ], no ne of the Independent Trustees owned shares of the Predecessor Fund s . As of [___], Tory Reiss owned [__]% of the Equi Growth Fund.

Compensation

Each Independent Trustee receives an annual retainer of $25,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Lead Independent Trustee, Chair of the Audit Committee, and Chair of the Governance Committee each receives an additional $5,000 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

The table below details the amount of compensation the Trustees are estimated to receive from the Trust during the next fiscal year. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees
Independent Trustees
Elsie Fletcher	$30,000	None	None	$30,000
Jennifer Hoopes	$30,000	None	None	$30,000
James Michael Fields	$30,000	None	None	$30,000
Interested Trustees
Tory Reiss	None	None	None	None

CODES OF ETHICS

Each of the Fund, the Adviser and the Trust’s Distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the “Ethics Codes”).  Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”).  The Ethics Codes permit Access Persons, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’sProxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Fund’s principal underwriter (distributor) or any affiliated person of the principal underwriter (distributor), or any affiliated person of the Trust and the Fund’s or its shareholder’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Trust’s directive using the recommendation of an independent third party.  If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting.  A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at [Phone Number]; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling toll-free at [Phone Number] and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. [As of the date of this SAI, the Fund could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date.. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders. As of [___] , the following shareholders of record owned 5% or more of the outstanding shares of the Predecessor Fund s .

Equi Growth Fund (QP),
Name and Address	Percentage Owned	Type of Ownership

Equi Growth Fund, and Equi Balanced Fund
Name and Address	Percentage Owned	Type of Ownership

Equi Growth Fund, and Equi Balanced Fund
Name and Address	Name and Address	Name and Address

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Equilibrium Ventures, LLC, located at 8911 North Capital of Texas Highway, Suite 4200-054, Austin, TX 78759, serves as the Fund’s investment adviser.  The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Towards Equilibrium Inc., a Delaware corporation, is the owner of the Adviser. Mr. Itay Vinik, an owner of Towards Equilibrium Inc. also serves as Chief Executive Officer and Chief Investment Officer.

Under the general supervision of the Fund’s Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged.  In addition, the Adviser will supervise and provide oversight of the Fund’s service providers.  The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.  The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly management fee computed at the annual rate of 1.50 % of the monthly net assets.  The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund ( exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of offering expenses ), to the extent that they exceed 2.75 % per annum of the Fund’s average monthly net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain in effect, at least until [ ], unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to the Adviser.  After [ ], the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.

Conflicts of Interest - Adviser

The Adviser may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Adviser Accounts”).  The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.  Set out below are practices that the Adviser follows.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

PORTFOLIO MANAGER

Itay Vinik of the Adviser is the Fund’s portfolio manager. Itay Vinik ha s primary responsibility for management of the Fund’s investment portfolio and have served the Fund in this capacity since it commenced operations. Itay Vinik receive s a [ salary, retirement plan benefits and performance-based bonus from the Adviser ] .  Because the Portfolio Manager may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of [ ], Itay Vinik is responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

The following table shows the amount of the Predecessor Fund’s equity securities beneficially owned by the portfolio manager as of [___] and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Itay Vinik	[__]

Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 250, Cincinnati, OH 45246 , is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by either (i) the portfolio manager who is an employee of the Adviser or (ii) designated employees of the Adviser. The

Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund and the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration: execution capability, trading expertise, accuracy of execution, commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Affiliated Party Brokerage

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Adviser places its trades under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through the Distributor.  The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time.  Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.  Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carry forward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the

Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed-income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights.  Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Compliance Service Provider

PINE Advisor Solutions LLC (“ Pine ”) located at 501 S Cherry St Ste 610, Denver, CO 80246 , provides a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between Compliance Consultant]and the Fund.

Administrator

Ultimus Fund Solutions, LLC (“ Ultimus ”), located at 225 Pictoria Drive, Cincinnati, OH 45246 , serves as the Fund’s administrator and fund accountant pursuant to a fund services agreement between Ultimus and the Fund.

Transfer Agent

Ultimus located at 225 Pictoria Drive, Cincinnati, OH 45246 , also serves as Transfer Agent pursuant to a transfer agency agreement between Ultimus and the Fund.

Legal Counsel

Greenberg Traurig , 3333 Piedmont Road NE, Suite 2500, Atlanta, GA 30305 , acts as legal counsel to the Fund.

Custodian

Fifth Third Bank, N.A. (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian is located at 38 Fountain Square Plaza, MD 1090X9, Cincinnati, OH 45202 .

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RSM US, LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. RSM US, LLP is located at 80 City Square, Boston, MA 02129 .

FINANCIAL STATEMENTS

[TO BE PROVIDED BY AMENDMENT]

APPENDIX A

Equi Proxy Voting Policy

In accordance with Rule 206(4)-6 under the Advisers Act, the Firm’s proxy voting policy (“the voting policy”) (i) ensures that proxies that the Firm votes on behalf of its Clients are voted to maximize the long term economic value of Client holdings, (ii) establishes a mechanism to address any conflicts of interests between the Firm and its Clients, and (iii) provides record keeping requirements and the criteria for delivering such information. The CCO is responsible for monitoring the effectiveness of the voting policy. The Firm’s general policy is to vote proxy proposals, amendments, consents, or resolutions in regards to the registered investment company in a manner that reasonably furthers the best interests of Clients and is consistent with the Clients’ investment objectives and strategy.

Responsibility

The Adviser will be responsible for voting proxies on behalf of the Registered Fund. The CCO has the responsibility for the implementation and monitoring of the proxy voting policy, practices, disclosures, and recordkeeping, including outlining our voting guidelines in our procedures.

Equi will provide information in its Form ADV Part 2A disclosure document summarizing its proxy voting policy and procedures.

Client Requests for Information

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO.

In response to any request, the CCO will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Equi voted the client’s proxy with respect to each proposal about which client inquired.

Conflicts of Interest

Equi will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Equi with the issuer of each security to determine if Equi or any of its employees has any financial, business, or personal relationship with the issuer.

In circumstances when there may be a material conflict of interest between Equi’s interests and clients’ interests in how proxies are voted (such as, when Equi knows that the proxy issuer is also a Equi client), Equi will work with a third-party consultant to evaluate and mitigate or eliminate the conflict and to vote proxies in the Client’s best interest.

Equi will maintain a record of the voting resolution of any conflict of interest.

SEC Form N-PX

SEC Form N-PX is filed by the Registered Fund’s Administrator, by no later than August 31st of each year, and it details all proxies voted on behalf of the fund(s) for the prior twelve months ended June 30th. In connection with the filing on behalf of Equi’s Registered Funds, the CCO must sign and return no later than July 30th the Form N-PX Certification to the Fund Trust stating Equi has adopted proxy voting policies and procedures in compliance with the SEC’s Proxy Voting Rule.

Recordkeeping

Equi, in accordance with SEC recordkeeping rules, shall maintain for a period of at least five (5) years from the end of the fiscal year voted: a record of each proxy statement received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information, a copy of any written response and all documents prepared by Equi regarding votes cast in contradiction to the pre-determined benchmark proxy voting guidelines, and all proxy voting policies and procedures and any amendments.

In the event proxy voting is required for any Equi Fund, Equi will elect to vote or not to vote proxies received in a manner consistent with the best interests of the Fund and shareholders. Equi will present to the Board, at least annually, Equi's Proxy Policies and a record of each proxy voted or not voted by Equi on behalf of the Fund, including a report on the resolution of all proxies identified by Equi involving a conflict of interest.

When applicable, Equi will use its internal policies and procedures when collecting information for the Fund to complete and file Form N–PX (Form N-PX is used by the Fund to file reports with the SEC containing the Fund’sproxy voting record for the most recent 12-month period ending June 30). Annually, Equi shall send voting information to the Fund’s Administrator, who shall file Form N-PX with the SEC.

Proxy Voting for Separately Managed Accounts

Equi does not accept authority from Clients with respect to voting of proxies solicited by, or with respect to, the issuers of any securities held in any Separately Managed Accounts client portfolios. The qualified custodian holding such clients’ assets will send all such proxy documents it receives to the client so that the client may take whatever action the client deems appropriate. Equi does not offer these clients any consulting assistance regarding proxy issues.

Equi will instruct the qualified custodian to forward copies of all proxies and shareholder communications relating to the assets in the Separately Managed Accounts, including information concerning legal proceedings or corporate actions involving securities in the accounts to clients and not to Equi. The qualified custodian, and not Equi, is responsible for timely transmission of any proxy materials to clients.

Proxy Voting for Private Funds

For Equi’s Private Funds, the Adviser does not accept authority from the funds with respect to voting of proxies solicited by, or with respect to, the issuers of any securities held in client portfolios. The General Partner for each Fund will be responsible for voting the proxies for any shares held by such funds.

EQUI MULTI-STRATEGY FUND

PART C - OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements

Part A: None.

Part B: Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities, Statement of Operations, and Notes to Financial Statements. (To be filed by amendment)

2. Exhibits

a(1).	Amended and Restated Agreement and Declaration of Trust (Filed herewith)
a(2).	Certificate of Trust ( incorporated herein by reference to the Registration Statement filed on May 9, 2023 ) a(2)(i). Certificate of Amendment to Certificate of Trust (filed herewith)
b.	Amended and Restated By-Laws (Filed herewith)
c.	Voting Trust Agreements: None
d.	Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article 12, “Meetings” of shareholders of the Registrant’s By-Laws.
e.	Dividend reinvestment plan: (To be filed by amendment).
f.	Not applicable.
g.	Investment Advisory Agreement (To be filed by amendment)
h(1).	Underwriting Agreement (To be filed by amendment)
h(2).	Shareholder Servicing Plan and Agreement (To be filed by amendment)
h(3).	Selling Agreement Form (To be filed by amendment)
i.	Bonus, profit sharing, pension and similar arrangements for Fund Trustees and Officers: None.
j.	Custodian Agreement (To be filed by amendment)
k(1).	Fund Services Agreement (Administration, Accounting and Transfer Agency) (To be filed by amendment)
k(2).	Expense Limitation Agreement (To be filed by amendment)
l.	Opinion and Consent of Counsel (To be filed by amendment)
m.	Non-resident Trustee Consent to Service of Process: Not applicable
n.	Consent of Independent Registered Public Accounting Firm (To be filed by amendment)
o.	Omitted Financial Statements: None
p.	Initial Capital Agreement (To be filed by amendment)
q.	Model Retirement Plan: None
r(1).	Code of Ethics-Fund (To be filed by amendment)
r(2).	Code of Ethics-Adviser (To be filed by amendment)
r(3).	Code of Ethics-Principal Underwriter/Distributor (To be filed by amendment)
s(1) .	Powers of Attorney ( filed herewith )
s(2).	Calculation of Filing Fee (filed herewith)

Item 26. Marketing Arrangements

Not Applicable.

Item 27. Other Expenses of Issuance and Distribution(estimated)

SEC Registration fees	$	[	]
FINRA fees	$	[	]
Legal fees	$	[	]
Blue Sky fees	$	[	]
Miscellaneous fees	$	[	]
Printing	$	[	]
Total	$	[	]

Item 28. Persons Controlled by or Under Common Control with Registrant

The Fund and the Adviser, Equilibrium Ventures, LLC, are affiliates of Towards Equilibrium.

Item 29. Number of Holders of Securities as of [__], 2023: to be provided by amendment

Title of Class	Number of Record Holders
Shares of Beneficial Ownership for Class I	1

Item 30. Indemnification

Reference is made to Article VIII Section 2 of the Registrant's Declaration of Trust (the "Declaration of Trust"), filed as Exhibit (a)(1) hereto, and to Section 7 of the Registrant's Underwriting Agreement, to be filed as Exhibit (h)(1) hereto. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Underwriting Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-[ ]), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

Ultimus Fund Solutions, LLC , the Fund's administrator, maintains certain required accounting related and financial books and records of the Registrant at 225 Pictoria Drive, Cincinnati, OH 45246 . The other required books and records are maintained by the Adviser at 8911 North Capital of Texas Highway, Suite 4200-054, Austin, TX 78759.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

1. Not applicable.

2. Not applicable.

3. Not applicable.

4. The Registrant hereby undertakes:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the Prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) that, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

(d) Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) That, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Not applicable.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

7. The Registrant undertakes that each Subsidiary and each Manager of each Subsidiary hereby consents to service of process within the United States, and to examination of its books and records.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 18th day of October , 2023.

EQUI MULTI-STRATEGY FUND

By:	/s/ Terrence O. Davis
Terrence O. Davis *
Attorney-in-Fact

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

Signature	Title	Date

/s / Elsie Fletcher *	Lead Independent Trustee	October 18, 2023
Elsie Fletcher

/s/ Jennifer Hoopes*	Trustee	October 18, 2023
Jennifer Hoopes

/s/ J. Michael Fields*	Trustee	October 18, 2023
J. Michael Fields

/s/ Tory Reiss*	Trustee, Chair, President & Principal Executive Officer	October 18, 2023
Tory Reiss

/s/ Peter Sattelmair*	Treasurer, Principal Financial Officer & Principal Accounting Officer	October 18, 2023
Peter Sattelmair

/s/ Terrence O. Davis

*By: Terrence O. Davis

Attorney-in-Fact pursuant to Powers of Attorney filed herewith.

Exhibit Index

a(1).	Amended and Restated Agreement and Declaration of Trust
a(2)(i).	Certificate of Amendment to Certificate of Trust
b.	Amended and Restated By-Laws
s (1)	Powers of Attorney
s(2)	Calculation of Filing Fees